COMMENTARY FROM THE CHAIRMAN OF THE BOARD
--------------------------------------------------------------------------------
AUGUST 15, 2001



[PHOTO]
John Cleland

TO OUR SHAREHOLDERS:

The market returns for the six months completed June 30, 2001 serve as a reminder to investors of the value of diversification in an investment portfolio. Returns on fixed income instruments were a bright spot in a generally bleak investment landscape as equity returns continued the slide which began last year.

THE FED BRINGS INTEREST RATES DOWN

Sparked by a continued easing of monetary policy on the part of the Federal Reserve's Open Market Committee, interest rates on three-month Treasury bills fell from 5.90% at the beginning of the year to 3.66% at the end of June. Interest rates on long-maturity Treasury bonds rose over the period primarily as a result of lingering fears of rising inflationary pressures. Nevertheless, returns for each of the funds in our fixed income family were positive for the six-month period.

We believe the Federal Reserve is not yet finished with its reliquifying efforts, and we expect additional interest rate cuts over the coming months. The U.S. economy remains weak, and global economies are displaying considerable weakness as well. Because of this continuing weakness, we consider reaccelerating inflation to be a remote possibility at this time. Thus we expect the opportunity for continuing positive results for fixed income investors will remain with us well into the second half of the year.

ECONOMIC WEAKNESS IS STILL WITH US

While the unsettled state of the U.S. economy may continue awhile longer, in our opinion it creates an investment climate that is an ideal opportunity for investors to benefit from dollar cost averaging across a broad spectrum of asset classes. We are confident that investments made today, when viewed from the vantage point of a few years in the future, will prove to have been very attractive commitments of one's investment dollars.

On the following pages our portfolio managers discuss in detail the performance of the funds they manage. As always, we invite your questions and comments at any time, and thank you for allowing us the privilege of managing your investment funds.

Sincerely,

/s/ John Cleland

John Cleland, Chairman
The Security Funds

PRESIDENT'S LETTER
--------------------------------------------------------------------------------
AUGUST 15, 2001



[PHOTO]
James R. Schmank

TO OUR SHAREHOLDERS:

The financial markets in the first half of 2001 continued to reinforce the argument for diversifying our investment portfolios across a variety of investment classes. In the frenzied markets of the late 1990's the equity markets, and more specifically, growth stocks, were the primary focus of the financial news media. The year 2000, however, brought investors back to reality as fixed income instruments outperformed most equity classes. This trend remained in place in the six months ended June 30, 2001 as bond portfolios again generated positive returns.

OUR FIXED INCOME PORTFOLIOS MEET
A VARIETY OF INVESTOR NEEDS

As you recall, approximately a year ago we combined several of our fixed income portfolios into one fund, the Diversified Income Fund, creating an investment grade "all-weather" portfolio for fixed income investors. The portfolio managers are able to move among government, corporate, and asset-backed securities in order to take advantage of leading performers and to provide broad diversification for shareholders. We believe this portfolio provides an excellent vehicle for the fixed income portion of an investor's asset allocation plan.

The High Yield Series, Municipal Bond Fund, and Cash Fund also can play important roles within a fixed income allocation, depending on the risk tolerance or tax status of the investor. We are pleased with the performance of these portfolios as well, and suggest you discuss with your financial planner whether they might be appropriate in your portfolio.

FISCAL AND MONETARY POLICIES SHOULD SUPPORT THE MARKETS

We are optimistic that the U.S. economy will show substantial improvement as we move through the second half of 2001. We now have the powerful combination of monetary policy and fiscal policy working in our favor. The Federal Reserve Bank is providing monetary stimulus through its series of interest rate cuts put in place since the beginning of the year, while Congress and the Treasury Department are adding fiscal stimulus with income tax rebate checks and broad tax cuts. As we emerge from the financial market doldrums in the coming months, we will once again be reminded of the importance of setting and staying with our long term investment goals.

Sincerely,

/s/ James R. Schmank

James R. Schmank, President
The Security Funds

MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
SECURITY INCOME FUND-DIVERSIFIED INCOME SERIES
AUGUST 15, 2001


[PHOTO]
Steven M. Bowser
Portfolio Manager

[LOGO] SECURITY FUNDS

ADVISOR, SECURITY MANAGEMENT COMPANY, LLC

TO OUR SHAREHOLDERS:

The Diversified Income Series of Security Income Fund gained 2.92% in the six months ended June 30, 2001 as fixed income investments once again generated positive returns in a generally unsettled investment environment.(1) The benchmark Lehman Brothers U.S. Aggregate Bond Index rose 3.62% over the same period.

FIXED INCOME MARKET PERFORMANCE
DURING THE SIX MONTH PERIOD

The Federal Reserve Bank's policy-making Open Market Committee (FOMC) recognized the weakness in the U.S. economy and began a series of six interest rate cuts which were put in place during the first half of the year. These cuts resulted in lower rates across the maturity spectrum for the first three months of the period. From late March through June, however, yields on bonds with maturities longer than about five years began to rise from their lows as investors wondered whether inflation might enter the picture when the economy recovers. As a result, longer-maturity Treasury bonds in the portfolio were the weakest performers over the six months.

Corporate bonds were leaders in the fixed income arena as interest rates fell. You may recall that last year the Treasury Department began its program of buying back outstanding Treasury securities, which led Treasuries to outperform corporates. So far this year corporate issues are making up the difference, outperforming their Treasury counterparts. Issuance of new corporate bonds is heavy as companies take advantage of low long-term yields to replace short-term borrowings and outstanding bonds bearing higher interest coupons.

Mortgage-backed securities also performed well during the first half of the year. While under most circumstances falling interest rates would cause an acceleration in prepayments, the greater part of the decline was in the short end of the yield curve. The majority of mortgage-backed bonds in our portfolio are made up of pools of 7% to 8% mortgages, which experienced fewer paydowns. These higher-coupon issues provided an incremental boost to total return from their income stream as well.

THE COMPOSITION OF PORTFOLIO ASSETS

At the end of the first half of 2001, the Diversified Income Series was composed of 31% mortgage-backed bonds, 29.2% investment grade corporate issues, 33.3% U.S.Government and agency securities, 2.3% commercial mortgage-backed bonds, 1% preferred stock, and 3.2% cash and cash equivalents. This mix closely resembles that of the benchmark index. The portfolio is well diversified, containing 132 issues at June 30. The average credit quality remains high at AA2, while the average duration stands at 4.88 years.

We plan to keep the portfolio structure in line with the benchmark index in the coming months. We will be carefully monitoring the pace of acceleration in the U.S. economy, since we believe it to be the element that is likely to have the most influence on bond performance over the next six to twelve months. If interest rates appear set to move upward we may add to our mortgage-backed asset holdings, which generally outperform other asset classes in a rising interest rate environment.

Sincerely,

Steven M. Bowser
Portfolio Manager


(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

MANAGERS' COMMENTARY
--------------------------------------------------------------------------------
SECURITY INCOME FUND-DIVERSIFIED INCOME SERIES
AUGUST 15, 2001



                            DIVERSIFIED INCOME SERIES
                                     6/30/01

                                   [BAR CHART]


                               Sectors Represented


     31.0%      29.2%        33.3%          3.2%          2.3%        1.0%
--------------------------------------------------------------------------------
   Mortgage   Corporate       US        Cash & Cash    Commercial   Preferred
    Backed      Bonds     Government    Equivalents     Mortgage      Stock
                          & Agencies                     Backed




                          DIVERSIFIED INCOME SERIES
                         AVERAGE ANNUAL TOTAL RETURN
                             AS OF JUNE 30, 2001

CLASS A SHARES            CLASS B SHARES             CLASS C SHARES             CLASS S SHARES
1 Year           9.89%    1 Year            9.16%    1 Year            9.18%    Since Inception   0.58%
5 Years          6.29%    5 Year            3.64%    Since Inception   9.07%    (2-01-01)
10 Years         6.72%    Since Inception   4.06%    (5-01-00)
                          (10-19-93)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years, and 1% for Class C shares. For Class S shares the figures reflect deducting the maximum contingent deferred sales charge ranges from 6% in the first year to 0% in the eighth and following years. The return for Class S shares has been calculated from February 1, 2001 (date of inception) to June 30, 2001 and is not annualized. Fee waivers reduced expenses of the Fund and in the absence of such waiver, the performance quoted would be reduced. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2001 (UNAUDITED)

                        SECURITY INCOME FUND -
                       DIVERSIFIED INCOME SERIES

                                            PRINCIPAL      MARKET
CORPORATE BONDS                               AMOUNT       VALUE
--------------------------------------------------------------------
AEROSPACE/DEFENSE - 0.9%
Boeing Capital Corporation,
   6.68% - 2003 .......................    $  350,000    $  362,213
United Technologies Corporation,
   6.35% - 2011 .......................       350,000       345,625
                                                         ----------
                                                            707,838
AIRLINES - 1.4%
Continental Airlines, Inc., 7.434% -
   2004 ...............................       350,000       357,270
Delta Air Lines, 7.779% - 2005 ........       250,000       260,532
Southwest Airlines Company,
   7.875% - 2007 ......................       450,000       468,563
                                                         ----------
                                                          1,086,365
AUTOMOTIVE - 0.4%
Ford Motor Company, 7.45% - 2031 ......       300,000       288,000

BANKING - 3.5%
Abbey National plc, 6.69% - 2005 ......       300,000       307,125
Bank of America Corporation,
   7.80% - 2010 .......................       350,000       371,620
Bank of New York Company, Inc.,
   6.50% - 2003 .......................       100,000       102,625
BCH Cayman Islands, Ltd, 7.70% -
   2006 ...............................       300,000       311,250
Den Danske Bank, 7.40% -
   20101 ..............................       475,000       479,750
First Union Corporation, 8.125% -
   2002 ...............................       110,000       113,712
Golden State Holdings, 7.125% -
   2005 ...............................        25,000        24,500
PNC Funding Corporation, 7.75% -
   2004 ...............................       700,000       736,750
Washington Mutual Capital I, 8.375% -
   2027 ...............................       300,000       304,500
                                                         ----------
                                                          2,751,832
BASIC INDUSTRY - OTHER - 0.7%
Pioneer Hi Bred International, Inc.,
   5.75% - 2009 .......................       575,000       548,406

BEVERAGE - 1.4%
Anheuser-Busch Companies, Inc.,
   7.10% - 2007 .......................       400,000       415,000
Coca-Cola Company, 5.75% - 2011 .......       350,000       336,337
Fosters Brewing Group, 6.875% -
   2011 ...............................       350,000       346,831
                                                         ----------
                                                          1,098,168
                                           PRINCIPAL
                                            AMOUNT
                                           OR NUMBER       MARKET
CORPORATE BONDS (CONTINUED)                OF SHARES       VALUE
--------------------------------------------------------------------
BROKERAGE - 1.9%
Merrill Lynch & Company,  Inc.,
   5.70% - 2004 .......................    $  350,000    $  352,625
SI Financing, Inc., 9.50% - 2026(1) ...        31,470       796,191
Waddell & Reed Financial, Inc.,
   7.50% - 2006 .......................    $  350,000       355,360
                                                         ----------
                                                          1,504,176
BUILDING MATERIALS - 0.8%
Vulcan Materials Company,
   5.75% - 2004 .......................    $  600,000       599,250

CHEMICALS - 0.4%
PPG Industries, Inc., 7.40% - 2019 ....    $  350,000       348,250

CONGLOMERATES - 0.4%
Tyco International, Ltd., 7.00% - 2028     $  350,000       330,674

CONSTRUCTION MACHINERY - 0.3%
AGCO Corporation, 8.50% - 2006 .......     $  275,000       247,500

CONSUMER CYCLICAL - OTHER - 0.0%
American ECO Corporation,
   9.625% - 2008 * ....................    $   25,000           250

CONSUMER NONCYCLICAL - OTHER - 0.5%
Eli Lilly & Company, 7.125% - 2025 ....    $  350,000       363,906

ELECTRIC - 1.8%
CMS Energy Corporation,
   6.75% - 2004 .......................    $   25,000        24,312
Calpine Corporation, 8.75% - 2007 .....    $   25,000        24,656
Consolidated Edison, Inc., 6.625% -
   2002 ...............................    $  150,000       151,688
Dominion Resources, Inc., 7.40% -
   2002 ...............................    $  350,000       357,875
Duke Capital Corporation, 8.00% -
   2019 ...............................    $  300,000       318,000
National Rural Utilities, 5.50% - 2005     $  300,000       296,250
Progress Energy, Inc., 6.55% - 2004 ...    $  200,000       203,750
                                                         ----------
                                                          1,376,531
ENERGY - INDEPENDENT - 0.3%
Seagull Energy Corporation,
   8.625% - 2005 ......................    $  250,000       252,813

ENERGY - INTEGRATED - 0.4%
Conoco Inc., 6.95% - 2029 .............    $  350,000       336,438

ENERGY - OTHER - 0.0%
P&L Coal Holdings Corporation,
   8.875% - 2008 ......................    $   19,000        19,855


                        SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2001 (UNAUDITED)

                        SECURITY INCOME FUND -
                DIVERSIFIED INCOME SERIES (CONTINUED)

                                            PRINCIPAL      MARKET
CORPORATE BONDS (CONTINUED)                   AMOUNT       VALUE
---------------------------------------------------------------------
ENERGY - REFINING - 0.2%
Vastar Resources, Inc., 8.75% - 2005 ..    $  150,000    $   165,000

ENTERTAINMENT - 0.4%
Time Warner Entertainment Company,
   10.15% - 2012 ......................       280,000        342,300

FINANCIAL COMPANIES - 0.2%
Household Finance Corporation,
   8.00% - 2004 .......................       150,000        159,000

FINANCIAL COMPANIES - CAPTIVE - 0.4%
General Motors Acceptance Corporation,
   7.50% - 2005 .......................       300,000        313,500

FINANCIAL COMPANIES - NONCAPTIVE CONSUMER - 1.7%
Capital One Bank, 6.375% - 2003 .......       300,000        300,375
Countrywide Capital I, 8.00% - 2026 ...       300,000        295,500
General Motors Acceptance
   Corporation, 5.80% - 2003 ..........       350,000        352,683
Household Netherlands BV,
   6.20% - 2003 .......................       350,000        352,187
                                                         -----------
                                                           1,300,745
FINANCIAL COMPANIES - NONCAPTIVE DIVERSIFIED - 0.2%
CIT Group Holdings Inc., 7.625% -
   2005 ...............................       150,000        159,000

FOOD - 0.2%
Kellogg Company, 6.60% - 2011 .........       150,000        146,580

GAMING - 0.2%
Park Place Entertainment, 7.875% -
   2005 ...............................       175,000        175,438

HEALTHCARE - 0.0%
Tenet Healthcare Corporation, 8.125% -
   2008 ...............................        25,000         25,656

HOME CONSTRUCTION - 0.3%
MDC Holdings, Inc., 8.375% - 2008 .....       137,000        137,000
Oakwood Homes Corporation,
   8.125% - 2009 ......................       250,000        107,500
                                                         -----------
                                                             244,500
INSURANCE - 0.1%
Transamerica Capital II, 7.65% - 2026 .       100,000         97,125

INSURANCE - PROPERTY & CASUALTY - 0.4%
General Electric Global Insurance,
   7.00% - 2026 .......................       300,000        301,125

LODGING - 0.3%
HMH Properties, 7.875% - 2008 .........       200,000        192,000

                                            PRINCIPAL      MARKET
CORPORATE BONDS (CONTINUED)                   AMOUNT       VALUE
---------------------------------------------------------------------
MEDIA - CABLE - 1.0%
Jones Intercable, Inc., 7.625% - 2008 .    $  275,000    $   287,031
Lenfest Communications,
   10.50% - 2006 ......................       250,000        287,813
Rogers Cablesystems, 9.625% - 2002 ....       175,000        178,500
                                                         -----------
                                                             753,344
MEDIA - NON-CABLE - 1.0%
K-III Communications Corporation,
   10.25% - 2004 ......................       375,000        388,125
News America Holdings, 8.625% -
   2003 ...............................       200,000        208,750
USA Networks, 6.75% - 2005 ............       200,000        201,750
                                                         -----------
                                                             798,625
NATURAL GAS DISTRIBUTORS - 0.3%
MCN Investment Corporation, 6.32% -
   2003 ...............................       225,000        225,563

OIL FIELD SERVICES - 0.8%
Duke Energy Field Services, 7.50% -
   2005 ...............................       300,000        311,250
Transocean Offshore, Inc., 8.00% -
   2027 ...............................       300,000        310,500
                                                         -----------
                                                             621,750

REAL ESTATE INVESTMENT TRUSTS - 0.5%
EOP Operating LP, 7.375% - 2003 .......       350,000        360,937

RETAILERS - 1.1%
Federated Department Stores,
   8.50% - 2003 .......................       300,000        316,500
Tandy Corporation, 6.95% - 2007 .......       400,000        406,500
Zale Corporation, 8.50% - 2007 ........       125,000        117,500
                                                         -----------
                                                             840,500
SUPERMARKETS - 0.5%
Safeway, Inc., 6.50% - 2008 ...........       400,000        395,500

TECHNOLOGY - 1.1%
Electronic Data Systems, 7.125% -
   2009 ...............................       500,000        510,000
Pitney Bowes, Inc., 5.875% - 2006 .....       350,000        348,250
                                                         -----------
                                                             858,250
TELECOMMUNICATIONS - 2.6%
AT & T Wireless Group, 7.875% - 2011 ..       350,000        350,875
GTE Corporation, 7.51% - 2009 .........       500,000        520,625
MasTec, Inc., 7.75% - 2008 ............       150,000        126,000
Qwest Capital Funding, 7.25% - 2011 ...       400,000        396,000
SBC Communications, 7.125% - 2026 .....       300,000        297,065
WorldCom, Inc., 7.75% - 2027 ..........       365,000        364,087
                                                         -----------
                                                           2,054,652

                        SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2001 (UNAUDITED)

                        SECURITY INCOME FUND -
                DIVERSIFIED INCOME SERIES (CONTINUED)

                                            PRINCIPAL      MARKET
CORPORATE BONDS (CONTINUED)                   AMOUNT       VALUE
---------------------------------------------------------------------
TOBACCO - 0.1%
DIMON, Inc., 8.875% - 2006 ............    $   50,000    $    48,125

WIRELESS - 0.5%
Vodafone Group plc, 7.625% - 2005 .....       350,000        367,500

YANKEE - CANADIANS - 0.2%
Province of Quebec, 8.625% - 2005 .....       150,000        163,875

YANKEE - CORPORATE - 0.8%
ABN AMRO Bank N.V., 7.55% - 2006 ......       600,000        635,250
                                                         -----------
    Total corporate bonds - 30.2% ...................     23,606,092

MORTGAGE BACKED SECURITIES
--------------------------
NON-AGENCY SECURITIES - 2.3%
Chase Commercial Mortgage Securities Corporation:
   1997-1 B, 7.37% - 2007 .............     1,500,000      1,559,658
   1998-1 B, 6.56% - 2008 .............       225,000        224,137
Global Rate Eligible Asset Trust,
   1998-A, 7.33% - 2006 ...............        44,143          6,383
                                                         -----------
   Total mortgage backed securities - 2.3% ..........      1,790,178

U.S. GOVERNMENT & GOVERNMENT AGENCY SECURITIES
----------------------------------------------
FEDERAL HOME LOAN BANKS - 3.0%
   6.75% - 2002 .......................     1,500,000      1,534,050
   6.375% - 2006 ......................       800,000        827,040
                                                         -----------
                                                           2,361,090
FEDERAL HOME LOAN MORTGAGE CORPORATION - 9.2%
   FHR #1311 J, 7.50% - 2021 CMO ......       656,689        661,095
   FHR #1930 AB, 7.50% - 2023 CMO .....        17,384         17,402
   FHG #42 K, 8.00% - 2024 CMO ........        40,487         40,710
   FHLMC, 7.00% - 2003 ................     1,500,000      1,558,125
   FHLMC, 6.625% - 2009 ...............     1,000,000      1,036,250
   FHLMC, 7.00% - 2030 ................       927,367        933,465
   FHLMC #C01172, 6.50% - 2031 ........       998,981        985,099
   FHLMC #C50964, 6.50% - 2031 ........       997,229        983,371
   FHLMC #C50967, 6.50% - 2031 ........       997,444        983,056
                                                         -----------
                                                           7,198,573

U.S. GOVERNMENT &                           PRINCIPAL      MARKET
GOVERNMENT AGENCY SECURITIES                  AMOUNT       VALUE
---------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 15.4%
   FNR #1990-108 G, 7.00% -
   2020 CMO ...........................    $  387,697    $   393,358
   FNMA, 7.40% - 2004 .................       600,000        638,694
   FNMA, 7.49% - 2005 .................       285,000        305,882
   FNMA, 7.65% - 2005 .................       250,000        269,973
   FNMA, 7.875% - 2005 ................       500,000        543,435
   FNMA, 6.00% - 2008 .................       400,000        402,532
   FNMA, 6.375% - 2009 ................     1,500,000      1,531,365
   FNMA, 6.625% - 2009 ................     1,000,000      1,036,250
   FNMA #252806, 7.50% - 2029 .........       775,288        791,762
   FNMA #252874, 7.50% - 2029 .........       766,189        782,524
   FNMA, 7.125% - 2030 ................     2,250,000      2,405,160
   FNMA #190307, 8.00% - 2030 .........       633,578        655,088
   FNMA #253356, 8.00% - 2030 .........       679,834        702,915
   FNMA #541735, 8.00% - 2030 .........       547,981        566,585
   FNMA, 6.5 % - 2031 .................       998,952        983,603
                                                         -----------
                                                          12,009,126
FINANCING CORPORATION - 0.9%
   FICO, 9.65% - 2018 .................       500,000        665,625

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 18.9%
   GNMA #313107, 7.00% - 2022 .........       600,792        611,186
   GNMA #328618, 7.00% - 2022 .........       166,130        169,004
   GNMA #352022, 7.00% - 2023 .........       533,289        538,622
   GNMA #369303, 7.00% - 2023 .........       581,841        591,627
   GNMA #347017, 7.00% - 2024 .........       291,035        295,834
   GNMA #371006, 7.00% - 2024 .........       169,464        172,258
   GNMA #371012, 7.00% - 2024 .........       317,922        323,165
   GNMA #411643, 7.75% - 2025 .........       228,542        237,531
   GNMA #780454, 7.00% - 2026 .........       607,356        612,670
   GNMA #464356, 6.50% - 2028 .........       655,776        649,737
   GNMA #462680, 7.00% - 2028 .........       752,525        760,103
   GNMA #482668, 7.00% - 2028 .........     1,025,171      1,035,494
   GNMA #491492, 7.50% - 2029 .........       767,568        788,223
   GNMA #510704, 7.50% - 2029 .........     1,082,789      1,111,927
   GNMA #518436, 7.25% - 2029 .........       840,413        856,683
   GNMA #781079, 7.50% - 2029 .........       481,815        495,431
   GNMA #479229, 8.00% - 2030 .........       717,277        743,673
   GNMA #479232, 8.00% - 2030 .........       639,890        663,438
   GNMA #508342, 8.00% - 2030 .........     1,167,542      1,210,508
   GNMA #365608, 7.50% - 2034 .........       510,402        532,339
   GNMA II #1260, 7.00% - 2023 ........       117,869        119,604
   GNMA II #1849, 8.50% - 2024 ........        98,275        103,785
   GNMA II #2270, 8.00% - 2026 ........       186,882        193,884
   GNMA II #2320, 7.00% - 2026 ........       265,807        268,957
   GNMA II #9365, 8.25% - 2026 ........        95,686         99,709
   GNMA II #2445, 8.00% - 2027 ........       226,569        234,746
   GNMA II #2616, 7.00% - 2028 ........       371,314        374,273
   GNMA II #2689, 6.50% - 2028 ........       316,969        312,687
   GNMA II #2909, 8.00% - 2030 ........       651,744        673,532
                                                         -----------
                                                          14,780,630

                        SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2001 (UNAUDITED)

                        SECURITY INCOME FUND -
                DIVERSIFIED INCOME SERIES (CONTINUED)

U.S. GOVERNMENT &
GOVERNMENT AGENCY                           PRINCIPAL      MARKET
SECURITIES (CONTINUED)                        AMOUNT       VALUE
---------------------------------------------------------------------

U.S. TREASURY BONDS - 8.2%
   8.75% - 2008 .......................    $  600,000    $   655,098
   6.25% - 2023 .......................     3,000,000      3,122,400
   5.25% - 2029 .......................     1,750,000      1,602,003
   6.25% - 2030 .......................     1,000,000      1,060,460
                                                         -----------
                                                           6,439,961
U.S. TREASURY NOTES - 8.7%
   4.625% - 2003 ......................     1,500,000      1,509,934
   6.25% - 2003 .......................     1,500,000      1,547,820
   6.75% - 2005 .......................     1,000,000      1,064,760
   6.25% - 2007 .......................     1,500,000      1,581,660
   6.50% - 2010 .......................     1,000,000      1,074,290
                                                         -----------
                                                           6,778,464
                                                         -----------
Total U.S. government & government
   agency securities - 64.3% ........................     50,233,469

REPURCHASE AGREEMENT - 1.9%
United Missouri Bank, 3.66% - 07-02-01
   (Collateralized by FHLB, 07-18-01,
   with a value of $1,521,000) ........     1,488,000      1,488,000
                                                         -----------
   Total investments - 98.7% ........................     77,117,739
   Cash and other assets, less liabilities - 1.3% ...        994,538
                                                         -----------
   Total net assets - 100.0% ........................    $78,112,277
                                                         ===========

The identified cost of investments owned at June 30, 2001, was the same for federal income tax and book purposes.

 *  Non-income producing security.

(1) Trust Preferred Securities--Securities issued by financial institutions to augment their Tier 1 capital base. Issued on a subordinate basis relative to senior notes or debentures. Institutions may defer cash payments for up to 10 pay periods.


                        SEE ACCOMPANYING NOTES.

MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
SECURITY INCOME FUND-HIGH YIELD SERIES
AUGUST 15, 2001



[PHOTO]
David Toussaint
Portfolio Manager

[LOGO] SECURITY FUNDS

ADVISOR, SECURITY MANAGEMENT COMPANY, LLC

TO OUR SHAREHOLDERS:

The high yield bond market in the six months ended June 30, 2001 was positive across all rating categories, with the best performance in the weakest quality issues which had been severely depressed last year. The High Yield Series of Security Income Fund returned +2.61% in the first half, while the benchmark Lehman Brothers High Yield Index gained 3.93% over the period.(1)

PERFORMANCE SHARPLY DIVIDED IN VARIOUS MARKET SECTORS

Performance in the high yield markets was sharply divided, with telecommunications issues sustaining heavy losses and other sectors such as health care, cable, gaming, and energy gaining. Telecommunications bond prices were hurt particularly as defaults within the sector frightened investors, leading them to offer their bonds for sale in a market where there were few buyers. Issues in our portfolio which suffered along with the sector included Time Warner Telecom Inc., Global Crossing Holdings Ltd., Williams Communications Group, Inc., and McLeodUSA Incorporated. At the beginning of the year the portfolio was underweight in the telecommunications sector, but we selectively added some issues, primarily in the more stable wireless communications area, as the market weakened and buying opportunities arose.

The troubles in the Internet arena were widely publicized. The value of bonds issued by internet data host Exodus Communications, Inc. dropped rapidly as various "dot.com" companies failed. Exodus provides Internet infrastructure outsourcing services including Web hosting and professional assistance. Its services are delivered through a network of data centers in the U.S., Europe, and Asia. We continue to hold the bonds, and believe they will recover from current low price levels when the U.S. economy reaccelerates.

MANY HOLDINGS GAIN THIS YEAR AFTER SUFFERING LAST YEAR

Our Owens-Illinois, Inc. bonds gained over 25% in the first half of this year as bondholders were given priority over asbestos claimants. The bonds fell steeply last year based on concerns about the company's asbestos liability. Other issues were beaten down in 2000 because of worries about economic weakness. Auto parts manufacturer Columbus McKinnon Corporation and heavy machinery manufacturer Navistar International Corporation were in this group, gaining value this year as they recovered from their former economy-related difficulties.

One of the more stable sectors through the economic slowdown was the homebuilding industry. We hold an overweight position in the sector compared with the benchmark index, and have benefited as the issues added stability in a period of volatile markets. Our bonds are issued by such builders as D.R. Horton, Inc., Toll Corporation, and WCI Communities Inc. In a closely related area, our bonds issued by real estate leasing and management company CB Richard Ellis Services Inc. rose sharply in value when its management moved to buy the company and announced a tender for the bonds.

AN ECONOMIC RECOVERY MAY BECOME A REALITY IN THE SECOND HALF

As the economy appears to be poised for recovery, we have moved our average credit quality down slightly. We invested in some single-B rated companies with which we can feel comfortable, more the "bricks-and-mortar" types of companies than telecommunications-related issues. Last year the BB sector outperformed as investor fears hurt lower-rated issues; we believe that this trend is reversing as signs of economic improvement begin to appear. Consumers should be encouraged by the series of interest

MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
SECURITY INCOME FUND-HIGH YIELD SERIES
AUGUST 15, 2001



rate cuts put in place by the Federal Reserve Bank. Additionally, tax rebates and lower fuel prices are expected to bolster consumer confidence. Despite this optimism, we will remain cautious in managing the portfolio until convincing evidence appears that a recovery is indeed underway.


Sincerely,


David Toussaint
Portfolio Manager


(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

Investing in high yield securities may involve additional risks such as more credit risk than higher quality securities.


                                HIGH YIELD SERIES
                                     6/30/01

                                   [BAR CHART]


                              Credit Quality Rating


                 11.1%    29.6%    48.8%     4.7%     0.1%      5.7%
             ---------------------------------------------------------
                 BBB       BB        B       CCC       D        NR




                                HIGH YIELD SERIES
                           AVERAGE ANNUAL TOTAL RETURN
                               AS OF JUNE 30, 2001

CLASS A SHARES            CLASS B SHARES             CLASS C SHARES             CLASS S SHARES
1 Year           1.52%    1 Year            -.80%    1 Year            -1.24%   Since Inception   -6.75%
Since Inception  4.33%    Since Inception   3.48%    Since Inception    0.78%   (2-01-01)
(8-05-96)                 (8-05-96)                  (5-01-00)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years, and 1% for Class C shares. For Class S shares the figures reflect deducting the maximum contingent deferred sales charge ranges from 6% in the first year to 0% in the eighth and following years. The return for Class C shares has been calculated from May 1, 2000 (date of inception) to December 31, 2000 and is not annualized. For Class S shares the return has been calculated from 2/1/01 (date of inception) and is not annualized. Fee waivers reduced expenses of the Fund and in the absence of such waiver, the performance quoted would be reduced. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2001 (UNAUDITED)

                        SECURITY INCOME FUND -
                           HIGH YIELD SERIES

                                             PRINCIPAL
                                             AMOUNT OR
                                               NUMBER       MARKET
CORPORATE BONDS                              OF SHARES      VALUE
---------------------------------------------------------------------
AEROSPACE/DEFENSE - 1.3%
Burke Industries, Inc., 10.00% - 2007*      $  175,000    $    8,750
Sequa Corporation, 9.00% - 2009 ........    $  125,000       124,375
                                                          ----------
                                                             133,125
AUTOMOTIVE - 0.4%
Federal-Mogul Corporation:
   7.75% - 2006 ........................    $  100,000        15,500
   7.50% - 2009 ........................    $  175,000        25,375
                                                          ----------
                                                              40,875
BANKING - 2.3%
BF SAUL REIT, 9.75% - 2008 .............    $  175,000       169,969
FCB/NC Capital Trust I, 8.05% - 2028 ...    $   50,000        41,812
Golden State Holdings, Inc.,
   7.125% - 2005 .......................    $   25,000        24,500
                                                          ----------
                                                             236,281
BEVERAGE - 1.0%
Canandaigua Brands, Inc.,
   8.625% - 2006 .......................    $  100,000       101,250

BROKERAGE - 1.0%
S I Financing Trust I, 9.50% - 2026(1) .         4,000       101,200

BUILDING MATERIALS - 4.0%
American Plumbing & Mechanical, Inc.,
   11.625% - 2008 ......................    $  200,000       198,000
Knoll, Inc., 10.875% - 2006 ............    $  100,000       100,000
Nortek, Inc., 8.875% - 2008 ............    $  125,000       120,312
                                                          ----------
                                                             418,312
CHEMICALS - 1.9%
International Speciality Products, Inc.,
   9.00% - 2003 ........................    $  210,000       202,125

CONSTRUCTION MACHINERY - 4.3%
AGCO Corporation, 8.50% - 2006 .........    $  100,000        90,000
Columbus McKinnon Corporation,
   8.50% - 2008 ........................    $  125,000       113,125
Navistar International, 8.00% - 2008 ...    $   75,000        69,000
Titan Wheel International, Inc.,
   8.75% - 2007 ........................    $  100,000        57,000
United Rentals, Inc., 9.50% - 2008 .....    $  125,000       118,750
                                                          ----------
                                                             447,875
CONSUMER CYCLICAL - OTHER - 0.0%
American ECO Corporation, 9.625% -
   2008* ...............................    $  125,000         1,250

ELECTRIC - UTILITY - 5.9%
AES Corporation, 10.25% - 2006 .........    $  100,000       102,750
Calpine Corporation, 8.75% - 2007 ......    $  125,000       123,281
East Coast Power LLC:
   6.737% - 2008 .......................    $   87,230        87,230
   7.066% - 2012 .......................    $  100,000        98,125
PSEG Energy Holdings, 8.625% - 2008 ....    $  200,000       201,662
                                                          ----------
                                                             613,048

                                             PRINCIPAL      MARKET
CORPORATE BONDS (CONTINUED)                   AMOUNT        VALUE
---------------------------------------------------------------------
ENERGY - INDEPENDENT - 0.7%
Seagull Energy Corporation, 8.625% -
   2005 ................................    $   75,000    $   75,844

ENERGY - OTHER - 0.6%
P&L Coal Holdings Corporation,
   8.875% - 2008 .......................        55,000        57,475

ENVIRONMENTAL - 1.0%
Allied Waste North America, Inc.,
   10.00% - 2009 .......................       100,000       102,750

FINANCIAL COMPANIES - 3.5%
CB Richard Ellis Services, Inc.,
   8.875% - 2006 .......................       250,000       269,063
Dollar Financial Group, Inc.,
   10.875% - 2006 ......................       100,000        98,000
                                                          ----------
                                                             367,063
GAMING - 7.2%
Circus Circus Enterprise, 6.75% - 2003 .       100,000        97,000
Isle of Capri Casinos, Inc.,8.75% - 2009       150,000       137,062
MGM Grand, Inc., 6.95% - 2005 ..........       125,000       124,687
Mirage Resorts, Inc., 6.625% - 2005 ....       125,000       123,438
Park Place Entertainment Corporation,
   7.875% - 2005 .......................       175,000       175,438
Pinnacle Entertainment, Inc.,
   9.50% - 2007 ........................       100,000        92,000
                                                          ----------
                                                             749,625
HEALTH CARE - 3.1%
Multicare Companies, Inc.,
   9.00% - 2007* .......................        75,000         3,750
Packard BioScience Company,
   9.375% - 2007 .......................        80,000        77,600
Rural/Metro Corporation,
   7.875% - 2008 .......................       100,000        33,000
Tenet Healthcare Corporation,
   8.125% - 2008 .......................       200,000       205,250
                                                          ----------
                                                             319,600
HOME CONSTRUCTION - 5.9%
D.R. Horton, Inc.:
   8.375% - 2004 .......................        75,000        75,563
   8.375% - 2011 .......................        25,000        25,000
Meritage Corporation, 9.75% - 2011 .....        75,000        74,625
Oakwood Homes Corporation,
   8.125% - 2009 .......................       200,000        86,000
Standard Pacific Corporation,
   8.50% - 2009 ........................       150,000       146,250
Toll Corporation, 7.75% - 2007 .........        50,000        48,063
WCI Communities, Inc., 10.625% - 2011 ..       150,000       156,000
                                                          ----------
                                                             611,500

                       SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2001 (UNAUDITED)

                        SECURITY INCOME FUND -
                     HIGH YIELD SERIES (CONTINUED)

                                             PRINCIPAL      MARKET
CORPORATE BONDS (CONTINUED)                   AMOUNT        VALUE
--------------------------------------------------------------------
INSURANCE - 0.7%
GENAMERICA Capital, Inc., 8.525% -
   2027 ...............................    $   75,000    $   76,219

LODGING - 3.5%
HMH Properties, 7.875% - 2008 .........       175,000       168,000
Vail Resorts, Inc., 8.75% - 2009 ......       200,000       194,000
                                                         ----------
                                                            362,000
MEDIA - CABLE - 10.6%
Adelphia Communications Corporation:
   9.50% - 2004 .......................        17,356        16,705
   8.375% - 2008 ......................       200,000       183,000
Century Communications Corporation,
   9.50% - 2005 .......................       125,000       123,438
Charter Communications Holdings:
   8.625% - 2009 ......................       100,000        95,000
   11.125% - 2011 .....................       200,000       211,000
CSC Holdings, Inc., 7.625% - 2011 .....       100,000        95,375
Diamond Holdings, 9.125% - 2008 .......       175,000       110,250
Mediacom, LLC, 9.50% - 2013 ...........       100,000        96,000
Rogers Cablesystems, 9.625% - 2002 ....        25,000        25,500
Rogers Communications, Inc.,
   9.125% - 2006 ......................       150,000       150,000
                                                         ----------
                                                          1,106,268
MEDIA - NON-CABLE - 3.1%
Allbritton Communications Company,
   9.75% - 2007 .......................        75,000        77,062
Emmis Communications Corporation,
   8.125% - 2009 ......................       100,000        94,000
Hollinger International Publishing,
   8.625% - 2005 ......................        25,000        25,125
K-III Communications Corporation,
   10.25% - 2004 ......................        50,000        51,750
USA Networks, Inc., 6.75% - 2005 ......        75,000        75,656
                                                         ----------
                                                            323,593
METALS - 0.7%
AK Steel Corporation, 7.875% - 2009 ...        75,000        73,125
Bulong Operations, 12.50% - 2008* .....        75,000         1,500
Wheeling-Pittsburgh Corporation,
   9.25% - 2007* ......................       100,000         2,875
                                                         ----------
                                                             77,500
PACKAGING - 0.8%
Owens-Illinois, Inc., 7.85% - 2004 ....       100,000        80,000

PHARMACEUTICALS - 1.0%
AdvancePCS, 8.50% - 2008 ..............       100,000       102,000

REFINING - 1.0%
Crown Central Petroleum Corporation,
   10.875% - 2005 .....................       140,000       109,200

                                             PRINCIPAL      MARKET
CORPORATE BONDS (CONTINUED)                   AMOUNT        VALUE
--------------------------------------------------------------------
RETAILERS - 1.3%
Ames Department Stores, Inc.,
   10.00% - 2006 ......................    $  200,000    $   43,000
Zale Corporation, 8.50% - 2007 ........       100,000        94,000
                                                         ----------
                                                            137,000
SERVICES - 1.9%
Loewen Group, Inc. - Pats,
   6.70% - 2049* ......................       100,000        49,000
Protection One Alarm, 7.375% - 2005 ...       200,000       152,000
                                                         ----------
                                                            201,000
TECHNOLOGY - 1.2%
Flextronics International, Ltd.,
   9.875% - 2010 ......................       125,000       124,375

TELECOMMUNICATIONS - 16.2%
American Cellular Corporation,
   9.50% - 2009 .......................        50,000        47,000
American Tower Corporation,
   9.375% - 2009 ......................       125,000       116,562
Call-Net Enterprises, Inc.,
   9.375% - 2009 ......................       100,000        32,000
Crown Castle International Corporation,
   9.375% - 2011 ......................       125,000       112,813
Exodus Communications, Inc.,
   11.625% - 2010 .....................       300,000       103,500
Global Crossing Holdings, Ltd.,
   9.625% - 2008 ......................       275,000       217,250
Intermedia Communications, Inc.,
   12.50% - 2006 ......................        85,000        85,000
MasTec, Inc., 7.75% - 2008 ............       200,000       168,000
McLeodUSA, Inc., 8.375% - 2008 ........       175,000        94,500
MJD Communications, Inc.,
   9.50% - 2008 .......................       150,000       120,000
NEXTEL Communications:
   9.95% - 2008 .......................       150,000        93,750
   9.375% - 2009 ......................       200,000       158,500
RCN Corporation, 10.0% - 2007 .........       225,000        94,500
Time Warner Telecom, Inc.,
   10.125% - 2011 .....................       100,000        90,000
Tritel PCS, Inc., 10.375% - 2011 ......        75,000        68,625
Willliams Communications Group,
   11.875% - 2010 .....................       200,000        83,000
                                                         ----------
                                                          1,685,000
TEXTILES - 0.3%
WestPoint Stevens, Inc., 7.875% - 2008         75,000        28,125

TOBACCO - 0.5%
DIMON, Inc., 8.875% - 2006 ............        50,000        48,125


                       SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2001 (UNAUDITED)

                        SECURITY INCOME FUND -
                     HIGH YIELD SERIES (CONTINUED)

                                             PRINCIPAL
                                             AMOUNT OR
                                               NUMBER       MARKET
CORPORATE BONDS (CONTINUED)                  OF SHARES      VALUE
---------------------------------------------------------------------
TRANSPORTATION - OTHER - 4.6%
Allied Holdings Inc., 8.625% - 2007 ...    $  225,000    $   151,312
Pegasus Aviation Lease Securitization,
   8.42% - 2030 .......................    $  244,615        189,846
Teekay Shipping Corporation,
   8.32% - 2008 .......................    $  135,000        137,025
                                                         -----------
                                                             478,183
                                                         -----------
      Total corporate bonds - 91.5% .................      9,517,786

PREFERRED STOCKS
----------------
BANKS AND CREDIT - 1.0%
California Federal Bank, 9.125% .......         4,000        101,120

BROADCAST MEDIA - 1.5%
CSC Holdings, Inc., 11.125% ...........           746         79,635
Primedia, Inc., 10.00% ................         1,000         82,000
                                                         -----------
                                                             161,635
                                                         -----------
   Total preferred stocks - 2.5% ....................        262,755

COMMON STOCKS
-------------
MOVIES & ENTERTAINMENT - 0.2%
Viacom, Inc. (Cl.B)* ..................           296         15,318

PUBLISHING & PRINTING - 0.0%
Golden Books Family
   Entertainment, Inc.* ...............         2,833             33

UNIT INVESTMENT TRUSTS - 1.2%
Nasdaq-100 Shares* ....................           750         34,470
Standard & Poor's Depositary Receipts .           750         92,453
                                                         -----------
                                                             126,923
                                                         -----------
   Total common stocks - 1.4% .......................        142,274

REPURCHASE AGREEMENT - 1.5%
---------------------------
United Missouri Bank, 3.66% - 07-02-01
   (Collateralized by FHLMC, 08-07-01
   with a value of $158,000) ..........    $  154,000        154,000
                                                         -----------
   Total investments - 96.9% ........................     10,076,815
   Cash and other assets, less liabilities - 3.1% ...        327,321
                                                         -----------
   Total net assets - 100.0% ........................    $10,404,136
                                                         ===========

The identified cost of investments owned at June 30, 2001, was the same for federal income tax and book purposes.

 *  Non-income producing security.

(1) Trust Preferred Securities--Securities issued by financial institutions to augment their Tier 1 capital base. Issued on a subordinate basis relative to senior notes or debentures. Institutions may defer cash payments for up to 10 pay periods.


                        SEE ACCOMPANYING NOTES.

MANAGERS' COMMENTARY
--------------------------------------------------------------------------------
SECURITY CASH FUND
AUGUST 15, 2001



[LOGO] SECURITY FUNDS

ADVISOR, SECURITY MANAGEMENT COMPANY, LLC

TO OUR SHAREHOLDERS:

The first six months of 2001 again favored fixed income investors as the Federal Reserve Bank's policy-making Open Market Committee cut its target interest rates five times over the period. Security Cash Fund returned +2.10% over the period, compared with its Lipper peer group average of +2.40%.(1)

MONEY MARKET FUNDS PLAY AN IMPORTANT ROLE IN PORTFOLIO DIVERSIFICATION

As equity markets continued their slide, fixed income instruments generally moved upward. But volatility continued to be strong in both segments of the financial markets, and money market funds provided a measure of stability in investors' portfolios as uncertainty about the direction of the economy continued. Along with the succession of interest rate cuts put in place by the Federal Reserve, interest rates declined on money market instruments such as short-term Treasury securities and commercial paper. For this reason we elected early in the year to extend the average maturity of the portfolio assets in order to keep higher-yielding issues in the portfolio for longer periods of time. At the end of 2000 the average maturity was nineteen days; at the end of June it stood at fifty days.

CHARACTERISTICS OF PORTFOLIO ASSETS

While we lengthened maturities in the portfolio, we maintained our emphasis on high quality investments. The largest category of portfolio assets, at just under 49%, is Federal agency securities. The next largest is commercial paper, at about 29% of assets. We continue our practice of purchasing commercial paper that is rated in the top tier of rating categories by the major rating agencies. The remainder of the assets is spread among SBA issues, funding agreements, and government securities.

Our allocation to Federal agency issues rose in the first half of the year as commercial paper issuance dwindled. Corporations elected to take advantage of the decline in long-term interest rates by moving from short-term debt financing to more permanent long-term bonds while they had the opportunity to do so at attractive interest rate levels. The agency issues we hold are primarily those of mortgage financing agencies Freddie Mac, Fannie Mae, and the Federal Home Loan Bank.

THE DIRECTION OF INTEREST RATES IN THE SECOND HALF IS UNCERTAIN

We expect the Federal Reserve to continue its interest rate cuts for a few more months. At some point in the not-too-distant future, however, we believe the U.S. economy will stage a recovery and interest rates will once again begin a slow move upward. When we see signs that this is happening, we will adjust the maturity structure of the portfolios accordingly in order to take advantage of the higher rates.


Sincerely,


Fixed Income Team


(1) An investment in the Security Cash Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2001 (UNAUDITED)

                          SECURITY CASH FUND

                                              PRINCIPAL       MARKET
COMMERCIAL PAPER                               AMOUNT         VALUE
-----------------------------------------------------------------------
BEVERAGES - 2.8%
Coca-Cola Company:
   3.90%, 07-10-01 ....................     $   200,000    $   199,805
   3.83%, 08-17-01 ....................       1,400,000      1,393,000
                                                           -----------
                                                             1,592,805
ENTERTAINMENT - 2.8%
Walt Disney Company,
   3.80%, 08-14-01 ....................       1,600,000      1,592,569

INDUSTRIAL SERVICES - 1.7%
PPG Industries, Inc.,
   3.70%, 07-25-01 ....................       1,000,000        997,533

INSURANCE - 5.3%
AIG Funding, Inc.,
   3.85%, 07-18-01 ....................       1,500,000      1,497,273
General Electric Capital Corporation,
    3.75%, 08-13-01 ...................       1,500,000      1,493,281
                                                           -----------
                                                             2,990,554
LEASING - 1.1%
International Lease Finance Corporation,
   3.88%, 07-09-01 ....................         600,000        599,482

PHARMACEUTICALS - 2.6%
Schering Corporation:
   3.92%, 07-12-01 ....................         400,000        399,521
   3.94%, 08-21-01 ....................         800,000        795,535
   3.83%, 08-30-01 ....................         300,000        298,085
                                                           -----------
                                                             1,493,141
PUBLISHING - 2.3%
McGraw-Hill Companies, Inc.:
   3.78%, 08-13-01 ....................         400,000        398,194
   3.77%, 08-21-01 ....................         300,000        298,398
   3.90%, 09-12-01 ....................         600,000        595,255
                                                           -----------
                                                             1,291,847
RETAIL - DEPARTMENT STORES - 4.0%
May Department Stores Company:
   3.90%, 07-06-01 ....................         700,000        699,621
   3.60%, 07-30-01 ....................       1,600,000      1,595,360
                                                           -----------
                                                             2,294,981
TELECOMMUNICATIONS - 3.0%
Verizon Network Funding Corporation:
   3.93%, 07-24-01 ....................         900,000        897,740
   3.62%, 08-27-01 ....................         800,000        795,415
                                                           -----------
                                                             1,693,155
TOBACCO - 3.0%
Philip Morris Company, Inc,
   3.54%, 09-04-01 ....................       1,700,000      1,689,134
                                                           -----------
   Total commercial paper - 28.6% .....................     16,235,201

                                              PRINCIPAL       MARKET
U.S. GOVERNMENT & AGENCIES                     AMOUNT         VALUE
-----------------------------------------------------------------------
FEDERAL FARM CREDIT BANK - 4.7%
   4.55%, 07-16-01 ....................     $ 1,100,000    $ 1,097,915
   3.81%, 08-02-01 ....................       1,600,000      1,594,581
                                                           -----------
                                                             2,692,496
FEDERAL HOME LOAN BANKS - 2.6%
   3.73%, 08-15-01 ....................       1,500,000      1,493,006

FEDERAL HOME LOAN MORTGAGES - 18.1%
   3.85%, 07-26-01 ....................       2,000,000      1,994,653
   3.77%, 07-31-01 ....................       1,400,000      1,395,602
   3.53%, 09-20-01 ....................       2,000,000      1,984,115
   3.78%, 11-08-01 ....................       1,800,000      1,775,430
   3.57%, 01-18-02 ....................       1,017,000        996,729
   3.95%, 04-25-02 ....................       2,200,000      2,128,066
                                                           -----------
                                                            10,274,595
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 23.2%
   3.89%, 07-05-01 ....................       1,400,000      1,399,395
   4.13%, 07-19-01 ....................       2,000,000      1,995,870
   4.63%, 07-20-01 ....................       1,000,000        997,556
   3.77%, 08-09-01 ....................       1,460,000      1,453,960
   3.84%, 08-09-01 ....................       3,400,000      3,385,933
   3.89%, 09-07-01 ....................       1,700,000      1,687,509
   3.81%, 09-18-01 ....................       2,300,000      2,280,770
                                                           -----------
                                                            13,200,993
STUDENT LOAN MORTGAGE ASSOCIATION - 9.2
   4.464%, 07-25-04(1) ................         239,189        239,189
   3.991%, 10-25-05(1) ................         803,447        799,680
   4.46%, 10-28-06(1) .................         903,223        903,223
   4.161%, 01-25-07(1) ................       1,037,634      1,035,526
   4.434%, 04-25-08(1) ................         669,299        669,299
   4.464%, 07-25-08(1) ................       1,605,466      1,605,466
                                                           -----------
                                                             5,252,383
SMALL BUSINESS ASSOCIATION POOLS - 4.2%
   #503265, 4.25%, 01-25-21(1) ........         360,863        359,961
   #501927, 5.00%, 07-25-17(1) ........       1,004,271      1,013,748
   #503295, 4.25%, 04-25-21(1) ........         207,343        207,472
   #502398, 4.375%, 09-25-18(1) .......         101,232        101,612
   #503152, 4.375%, 11-25-20(1) .......         375,736        375,736
   #503303, 4.25%, 04-25-21(1) ........         312,947        313,142
                                                           -----------
                                                             2,371,671
                                                           -----------
   Total U.S. government & agencies - 62.0% ...........     35,285,144


                        SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2001 (UNAUDITED)

                    SECURITY CASH FUND (CONTINUED)

                                             PRINCIPAL       MARKET
U.S. GOVERNMENT & AGENCIES (CONTINUED)        AMOUNT         VALUE
----------------------------------------------------------------------
MISCELLANEOUS ASSETS
--------------------
FUNDING AGREEMENTS - 8.8%
Security Life of Denver Insurance
   Company, 4.09%, 10-31-01(1) ........    $ 2,000,000    $ 2,000,000
United of Omaha Life Insurance
   Company, 4.08%, 08-21-01(1) ........      3,000,000      3,000,000
                                                          -----------
                                                            5,000,000
REPURCHASE AGREEMENT - 0.5%
United Missouri Bank, 3.66% - 07-02-01
(Collateralized by FHLB, 07-06-01,
   with a value of $280,000) ..........        274,000        274,000
                                                          -----------
   Total miscellaneous assets - 9.3% .................      5,274,000
                                                          -----------
   Total investments - 99.9% .........................     56,794,345
   Cash and other assets, less liabilities - 0.1% ....         58,923
                                                          -----------
   Total net assets - 100.0% .........................    $56,853,268
                                                          ===========

The identified cost of investments owned at June 30, 2001 was the same for federal income tax and book purposes.

(1) Variable rate security. Rate indicated is rate effective at June 30, 2001


                        SEE ACCOMPANYING NOTES.

MANAGER'S COMMENTARY
----------------------------------------------------------------------
SECURITY MUNICIPAL BOND FUND
AUGUST 15, 2001



[PHOTO]
Robert Amodeo
Portfolio Manager


[LOGO] SALOMON BROTHERS
            ASSET MANAGEMENT

ADVISOR, SALOMON BROTHERS ASSET MANAGEMENT, INC.

TO OUR SHAREHOLDERS:

Tax exempt bonds posted upbeat returns during the first half of this year following double-digit returns exhibited the prior year. For the six month period ended June 30, 2001 Security Municipal Bond Fund recorded a net return of +1.62%.1 The benchmark Lehman Municipal Bond Index returned +2.88% for the same period. At midyear the Fund's holdings consisted of thirty-six issues spread across sixteen different states. The credit quality of the portfolio remains strong, with an average rating of AA. Sector weightings in the portfolio are well diversified, with the greatest emphasis in general obligation bonds, water and sewer revenue bonds, and transportation issues.

A LOOK AT THE FIRST SIX MONTHS OF 2001

The year began with a positive tone for fixed income investors. Unrelenting volatility in the equity markets along with an increased probability of a weaker domestic economy led some investors to sell equity holdings and reallocate those assets toward fixed income investments. The Federal Reserve Bank also propped demand for fixed income instruments by reducing their short-term borrowing rate six times during the first half of the year in an effort to boost economic growth. The Federal Reserve's easing monetary policy has not yet had much of an impact on domestic economic growth, yet inflation remained generally tame.

During the first half of 2001 municipal bonds labored to keep pace with the performance of taxable fixed income securities. A relatively large amount of new issue municipal supply tempered performance. State and local governments issued approximately $134 billion of debt during the six month period, representing a 39% increase over last year's pace. The increase in municipal bond supply was attributable to a tripling of refunding activity versus the similar period last year. Supply of debt for new municipal projects increased only 16%.

DEMAND SHOULD REMAIN STRONG FOR TAX EXEMPT BONDS

Retail investors, property and casualty insurance companies, and mutual funds generally kept demand in balance with supply during the first half of the year. Looking ahead, we believe the retail investor will remain a dominant player in the municipal bond market while both mutual funds and other institutional demand will provide a stable bid for municipal debt.

We believe tax exempt bonds are likely to remain attractive on an after-tax basis when compared to Treasury issues, despite future lower federal income tax rates. Additionally, the relatively strong fundamental quality of many municipal debt issuers should remain unchanged during the calendar year 2001. According to Standard & Poor's, a major rating agency, the number of municipal issues upgraded during 2001 again outpaced the number of municipal downgrades. We expect, however that the pace of improvement in municipal credit quality may slow, should sales tax revenue continue to wane due to a weaker national economy. According to a Nelson A. Rockefeller Institute of Government report, sales tax revenue growth during the first quarter of 2001 slowed to an anemic 0.3% versus the prior year and adjusted for inflation and legislative changes. Many state and local governments prepared for an eventual economic slowdown by setting aside a portion of their surpluses during the tax-receipt boom years in order to soften negative impacts from lower tax receipts in the future.

MANAGER'S COMMENTARY
----------------------------------------------------------------------
SECURITY MUNICIPAL BOND FUND
AUGUST 15, 2001



IMPLICATIONS OF RECENT TAX LEGISLATION

On June 7 President George W. Bush signed the Economic Recovery and Tax Relief Act of 2001, which will reduce federal income tax rates during the next five years. We believe the effect on municipal bonds, however, will be minor. The municipal bond market enjoys a few advantages that could help keep demand strong versus other fixed income asset classes including a relatively low default rate, low volatility, and competitive yields on a tax adjusted basis. Additionally, we are somewhat wary of the political willingness to leave tax legislation unchanged for five years, which is the phase-in period for the new tax rates.


Sincerely,


Robert Amodeo, Portfolio Manager
Salomon Brothers Asset Management Inc.


(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.


                               MUNICIPAL BOND FUND
                                     6/30/01

                                   [BAR CHART]


                              Credit Quality Rating


                      68.6%      24.5%      4.0%       2.9%
               --------------------------------------------------
                       AAA        AA         A         BBB




                               MUNICIPAL BOND FUND
                           AVERAGE ANNUAL TOTAL RETURN
                               AS OF JUNE 30, 2001


                 CLASS A SHARES            CLASS B SHARES
                 1 Year          9.55%     1 Year           8.69%
                 5 Years         5.85%     5 Years          4.83%
                 10 Years        5.97%     Since Inception  3.17%
                                           (10-19-93)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2001 (UNAUDITED)

                     SECURITY MUNICIPAL BOND FUND

                                             PRINCIPAL      MARKET
MUNICIPAL BONDS                                AMOUNT       VALUE
---------------------------------------------------------------------
CALIFORNIA - 5.4%
Los Angeles County, CA Metro
   Transit Authority, 5.625% - 2018 ....    $1,000,000    $1,022,790

GEORGIA - 3.7%
Atlanta, GA Water and
   Wastewater, 5.00% - 2038 ............       750,000       696,338

ILLINOIS - 13.6%
Chicago, IL Board of Education -
   General Obligation, 5.75% - 2027 ....       250,000       259,028
Chicago, IL Midway Airport,
   5.625% - 2029 .......................       250,000       251,595
Chicago, IL Project - General
   Obligation, 5.00% - 2041 ............       500,000       459,875
Cook County, IL - General
   Obligation, 5.625% - 2016 ...........       275,000       287,042
Metropolitan Pier & Exposition
   Authority IL Dedicated State
   Tax, 0.00% - 2020(2) ................       500,000       175,455
Winnebago County, IL School District
   No. 122  - General Obligation,
   0.00% - 2014(2) .....................     2,155,000     1,129,931
                                                          ----------
                                                           2,562,926
INDIANA - 2.5%
Indiana Board Bank, 5.00% -
   2023 ................................       500,000       479,330

KANSAS - 1.4%
Wyandotte County, Kansas City, KS
   Unified Government Utility System,
   5.75% - 2024 ........................       250,000       261,240

KENTUCKY - 5.1%
Louisville & Jefferson County, KY
   Metropolitan Sewer District,
   5.00% - 2030 ........................       500,000       475,790
University of Kentucky Educational
   Buildings, 5.00% - 2018 .............       500,000       496,035
                                                          ----------
                                                             971,825
MASSACHUSETTS - 7.1%
Massachusetts State Consumer Loan -
   General Obligation, 5.25% - 2017 ....       500,000       522,140
Massachusetts State Turnpike Authority
   Metropolitan Highway System,
   5.00% - 2037 ........................       500,000       459,710
Massachusetts State Water Pollution
   Abatement Trust, 5.75% - 2029 .......       350,000       365,071
                                                          ----------
                                                           1,346,921

                                             PRINCIPAL      MARKET
MUNICIPAL BONDS (CONTINUED)                    AMOUNT       VALUE
---------------------------------------------------------------------
MISSOURI - 2.8%
Kansas City, MO Port Authority
   Riverfront Park Project,
   5.75% - 2005 ........................    $  500,000    $  530,280

NEVADA - 9.7%
Clark County, NV School District -
   General Obligation, 5.50% - 2016 ....     1,000,000     1,021,270
Truckee Meadows, NV Water Authority,
   5.125% - 2030 .......................       850,000       813,544
                                                          ----------
                                                           1,834,814
NEW JERSEY - 5.8%
North Brunswick Township, NJ Board
   of Education, 6.30% - 2013 ..........     1,000,000     1,091,510

NEW YORK - 18.7%
New York, NY City Municipal Water
   Finance Authority, 5.50% - 2023 .....       250,000       253,183
New York State Dorm Authority,
   5.50% - 2012 ........................     1,000,000     1,096,380
New York State Dorm Authority,
   5.50% - 2026 ........................       200,000       202,842
New York State Local Government
   Assistance Corporation,
   6.00% - 2016 ........................       205,000       217,286
New York State Mortgage Agency,
   6.125% - 2030 .......................       500,000       521,600
New York State Urban Development
   Corporation, 5.375% - 2025 ..........       700,000       706,684
Triborough Bridge and Tunnel Authority,
   New York, 5.50% - 2017 ..............       250,000       269,175
Triborough Bridge and Tunnel Authority,
   New York, 5.50% - 2017 ..............       250,000       268,145
                                                          ----------
                                                           3,535,295
OHIO - 3.3%
Ohio State Higher Education Capital
   Facilities - General Obligation,
   5.25% - 2009 ........................       500,000       533,355
Ohio State Water Development Authority
   Pollution Control Facilities,
   3.10% - 2024(1) .....................       100,000       100,000
                                                          ----------
                                                             633,355
PENNSYLVANIA - 6.1%
Delaware Valley, PA Regional Finance
   Authority Local Government,
   5.50% - 2028 ........................     1,000,000     1,044,470
Pennsylvania State Higher Education
   Facilities Authority, 3.00% - 2025(1)       100,000       100,000
                                                          ----------
                                                           1,144,470


                        SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2001 (UNAUDITED)

               SECURITY MUNICIPAL BOND FUND (CONTINUED)

                                            PRINCIPAL       MARKET
MUNICIPAL BONDS (CONTINUED)                   AMOUNT        VALUE
----------------------------------------------------------------------
TENNESSEE - 3.1%
Memphis-Shelby County, TN Airport
   Authority, 6.00% - 2024 ............    $  300,000    $   317,334
Tennessee Housing Development
   Agency, 6.35% - 2031 ...............       250,000        261,895
                                                         -----------
                                                             579,229
TEXAS - 2.3%
Lower Colorado River Authority, Texas,
   6.00% - 2013 .......................       250,000        274,295
Texas Water Development Board,
   5.00% - 2015 .......................       165,000        165,384
                                                         -----------
                                                             439,679
WASHINGTON - 8.0%
Seattle, WA - General Obligation,
   5.75% - 2028 .......................       250,000        260,317
Washington State Public Power Supply
   System Nuclear Project,
   6.30% - 2012 .......................     1,000,000      1,137,730
Washington State - General Obligation,
   5.50% - 2018 .......................       100,000        106,155
                                                         -----------
                                                           1,504,202
                                                         -----------
   Total municipal bonds - 98.6% ....................     18,634,204
   Cash and other assets, less liabilities - 1.4% ...        271,594
                                                         -----------
   Total net assets - 100.0% ........................    $18,905,798
                                                         ===========

The identified cost of investments owned at June 30, 2001 was the same for federal income tax and financial statement purposes.

(1) Variable rate security. Rate indicated is rate effective at June
    30, 2001.

(2) Original issue discount bond under terms of initial offering.


                        SEE ACCOMPANYING NOTES.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2001
(UNAUDITED)

                                                                    SECURITY INCOME FUND
                                                              --------------------------------
                                                  SECURITY       DIVERSIFIED        HIGH          SECURITY
                                               MUNICIPAL BOND      INCOME           YIELD           CASH
                                                    FUND           SERIES          SERIES           FUND
                                               -------------------------------------------------------------
ASSETS
Investments, at value(1) ....................   $ 18,634,204    $ 77,117,739    $ 10,076,815    $ 56,794,345
Cash ........................................          2,778          36,253           7,308          51,591
Receivables:
  Fund shares sold ..........................             --          63,500             143              --
  Securities sold ...........................             --              --          49,750          84,578
  Interest ..................................        284,702       1,077,568         285,152          83,399
Prepaid expenses ............................         15,626          27,202          16,438          30,484
                                                ------------    ------------    ------------    ------------
     Total assets ...........................   $ 18,937,310    $ 78,322,262    $ 10,435,606    $ 57,044,397
                                                ------------    ------------    ------------    ------------
LIABILITIES
Payable for:
  Fund shares redeemed ......................   $         --    $     22,617    $        781    $         --
  Dividends payable to shareholders .........             --              --              --         140,853
  Management fees ...........................          7,837          22,535              --          23,278
  Custodian fees ............................            324             527             524           1,200
  Transfer and administration fees ..........          2,141          20,233           1,627          21,540
  Professional fees .........................          1,722           2,113           2,282              --
  12b-1distribution plan fees ...............         17,281         131,023          24,271              --
  Miscellaneous fees ........................          2,100           8,876           1,985           4,258
  Security Management Company ...............            107           2,061              --              --
                                                ------------    ------------    ------------    ------------
     Total liabilities ......................         31,512         209,985          31,470         191,129
                                                ------------    ------------    ------------    ------------
NET ASSETS ..................................   $ 18,905,798    $ 78,112,277    $ 10,404,136    $ 56,853,268
                                                ============    ============    ============    ============
NET ASSETS CONSIST OF:
Paid in capital .............................   $ 19,000,460    $ 94,653,897    $ 13,113,727    $ 56,853,268
Accumulated undistributed net
  investment income (loss) ..................          5,173        (152,301)         (6,997)             --
Accumulated undistributed net realized
  gain (loss) on sale of investments ........       (841,525)    (17,387,054)       (556,476)             --
Net unrealized appreciation (depreciation)
  in value of investments ...................        741,690         997,735      (2,146,118)             --
                                                ------------    ------------    ------------    ------------
     Total net assets .......................   $ 18,905,798    $ 78,112,277    $ 10,404,136    $ 56,853,268
                                                ============    ============    ============    ============
CLASS "A" SHARES
Capital shares outstanding ..................      1,707,800      13,309,439         515,715      56,853,268
Net assets ..................................   $ 17,338,325    $ 62,061,206    $  6,131,317    $ 56,853,268
                                                ------------    ------------    ------------    ------------
Net asset value per share ...................   $      10.15    $       4.66    $      11.89    $       1.00
                                                ============    ============    ============    ============
Offering price per share (net asset value
  divided by 95.25%) ........................   $      10.66    $       4.89    $      12.48              --
                                                ============    ============    ============    ============
CLASS "B" SHARES
Capital shares outstanding ..................        154,159       3,244,084         350,211              --
Net assets ..................................   $  1,567,473    $ 15,043,583    $  4,152,044              --
                                                ------------    ------------    ------------    ------------
Net asset value per share ...................   $      10.17    $       4.64    $      11.86              --
                                                ============    ============    ============    ============
CLASS "C" SHARES
Capital shares outstanding ..................             --         217,147          10,143              --
Net assets ..................................             --    $  1,006,839    $    120,775              --
                                                ------------    ------------    ------------    ------------
Net asset value per share ...................             --    $       4.64    $      11.91              --
                                                ============    ============    ============    ============
CLASS "S" SHARES
Capital shares outstanding ..................             --             139              --              --
Net assets ..................................             --    $        649              --              --
                                                ------------    ------------    ------------    ------------
Net asset value per share ...................             --    $       4.67              --              --
                                                ============    ============    ============    ============
(1)Investments at cost ......................   $ 17,892,514    $ 76,120,004    $ 12,222,933    $ 56,794,345
                                                ============    ============    ============    ============

                             SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED
JUNE 30, 2001
(UNAUDITED)

                                                                        SECURITY INCOME FUND
                                                                  --------------------------------
                                                      SECURITY      DIVERSIFIED          HIGH           SECURITY
                                                  MUNICIPAL BOND       INCOME            YIELD            CASH
                                                       FUND            SERIES           SERIES            FUND
                                                  ----------------------------------------------------------------
INVESTMENT INCOME:
Dividends .....................................    $         --     $         --     $      8,387     $         --
Interest ......................................         500,285        2,515,176          565,938        1,473,675
                                                   ------------     ------------     ------------     ------------
     Total investment income ..................         500,285        2,515,176          574,325        1,473,675

EXPENSES:
   Management fees ............................          47,419          137,116           34,233          142,564
   Custodian fees .............................             641            2,335            1,865            3,508
   Transfer/maintenance fees ..................           4,008           79,447            4,328           96,178
   Administration fees ........................           8,536           35,259            5,135           12,831
   Directors' fees ............................           5,698            1,508              226            7,223
   Professional fees ..........................           3,472            3,719            2,976              722
   Reports to shareholders ....................             495           24,301              967            5,945
   Registration fees ..........................          11,873           18,504           18,470           15,252
   Other expenses .............................             606            1,470              233            1,354
   12b-1 distribution plan fees ...............          29,610          155,712           27,656               --
                                                   ------------     ------------     ------------     ------------
     Total expenses ...........................         112,358          459,371           96,089          285,577
        Less: Reimbursement of expenses .......         (11,668)         (29,555)         (34,233)              --
                                                   ------------     ------------     ------------     ------------
     Net expenses .............................         100,690          429,816           61,856          285,577
                                                   ------------     ------------     ------------     ------------
        Net investment income .................         399,595        2,085,360          512,469        1,188,098

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) during the period on
   investments ................................          48,265          144,674         (182,782)              --
Net change in unrealized depreciation
   during the period on investments ...........        (155,971)         (93,826)         (80,627)              --
                                                   ------------     ------------     ------------     ------------
Net gain (loss) ...............................        (107,706)          50,848         (263,409)              --
                                                   ------------     ------------     ------------     ------------
   Net increase in net assets
      resulting from operations ...............    $    291,889     $  2,136,208     $    249,060     $  1,188,098
                                                   ============     ============     ============     ============

                             SEE ACCOMPANYING NOTES.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED
JUNE 30, 2001
(UNAUDITED)

                                                                             SECURITY INCOME FUND
                                                                       --------------------------------
                                                          SECURITY       DIVERSIFIED          HIGH           SECURITY
                                                       MUNICIPAL BOND       INCOME           YIELD             CASH
                                                            FUND            SERIES           SERIES            FUND
                                                       ----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

Net investment income ..............................    $    399,595     $  2,085,360     $    512,469     $  1,188,098
Net realized gain (loss) during the period on
   investments .....................................          48,265          144,674         (182,782)              --
Net change in unrealized depreciation
   during the period ...............................        (155,971)         (93,826)         (80,627)              --
                                                        ------------     ------------     ------------     ------------
Net increase in net assets
   resulting from operations .......................         291,889        2,136,208          249,060        1,188,098

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
     Class A .......................................        (370,391)      (1,831,456)        (327,170)      (1,188,098)
     Class B .......................................         (27,382)        (416,308)        (187,085)              --
     Class C .......................................              --          (18,764)          (3,559)              --
     Class S .......................................              --               (7)              --               --
                                                        ------------     ------------     ------------     ------------
        Total distributions to shareholders ........        (397,773)      (2,266,535)        (517,814)      (1,188,098)

NET INCREASE (DECREASE) FROM CAPITAL SHARE
TRANSACTIONS (NOTE 5) ..............................         727,941          658,187           96,834       (5,618,664)
                                                        ------------     ------------     ------------     ------------
   Total increase (decrease) in net assets .........         622,057          527,860         (171,920)      (5,618,664)

NET ASSETS:
Beginning of period ................................      18,283,741       77,584,417       10,576,056       62,471,932
                                                        ------------     ------------     ------------     ------------
End of period ......................................    $ 18,905,798     $ 78,112,277     $ 10,404,136     $ 56,853,268
                                                        ============     ============     ============     ============
Accumulated undistributed net investment income
   (loss) at end of period .........................    $      5,173     $   (152,301)    $     (6,997)    $         --
                                                        ============     ============     ============     ============

                             SEE ACCOMPANYING NOTES.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED
DECEMBER 31, 2000

                                                                             SECURITY INCOME FUND
                                                                       --------------------------------
                                                          SECURITY       DIVERSIFIED          HIGH           SECURITY
                                                       MUNICIPAL BOND       INCOME           YIELD             CASH
                                                            FUND            SERIES           SERIES            FUND
                                                       ----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
Net investment income ..............................    $    826,113     $  3,346,983     $    893,910     $  3,282,562
Net realized gain (loss)
  during the period on investments .................         191,510       (1,663,191)        (373,694)              --
Net change in unrealized appreciation (depreciation)
  during the period ................................       1,134,610        4,485,764         (878,361)              --
                                                        ------------     ------------     ------------     ------------
Net increase (decrease) in net assets
  resulting from operations ........................       2,152,233        6,169,556         (358,145)       3,282,562

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
     Class A .......................................        (765,765)      (2,852,247)        (567,160)      (3,282,562)
     Class B .......................................         (58,486)        (466,812)        (328,740)              --
     Class C .......................................              --           (7,330)          (1,524)              --
                                                        ------------     ------------     ------------     ------------
        Total distributions to shareholders ........        (824,251)      (3,326,389)        (897,424)      (3,282,562)

NET INCREASE (DECREASE) FROM CAPITAL SHARE
  TRANSACTIONS (NOTE 5) ............................      (2,334,903)       7,450,719        1,034,307        9,335,206

CORPORATE BOND & LIMITED MATURITY MERGER
(COMPONENTS OF NET ASSETS AT DATE OF EXCHANGE)
(NOTE 6) LIMITED MATURITY AND CORPORATE BOND:
Capital Stock ......................................              --       69,418,958               --               --
Accumulated net investment loss ....................              --           (2,803)              --               --
Accumulated loss on sale of investments ............              --      (14,503,702)              --               --
Net unrealized depreciation in
  value of investments .............................              --       (2,700,108)              --               --
                                                        ------------     ------------     ------------     ------------
                                                                  --       52,212,345               --               --
                                                        ------------     ------------     ------------     ------------
     Total increase (decrease) in net assets .......      (1,006,921)      62,506,231         (221,262)       9,335,206

NET ASSETS:
Beginning of period ................................      19,290,662       15,078,186       10,797,318       53,136,726
                                                        ------------     ------------     ------------     ------------
End of period ......................................    $ 18,283,741     $ 77,584,417     $ 10,576,056     $ 62,471,932
                                                        ============     ============     ============     ============
Accumulated undistributed net investment
  income (loss) at end of period ...................    $      3,351     $     28,874     $     (1,652)    $         --
                                                        ============     ============     ============     ============

                             SEE ACCOMPANYING NOTES.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY MUNICIPAL BOND FUND (CLASS A)

                                                                   FISCAL YEARS ENDED DECEMBER 31
                                      ----------------------------------------------------------------------------------------
                                      2001(b)(c)(j)     2000(b)(c)  1999(b)(c)(d)  1998(b)(c)(d)  1997(b)(c)(d)  1996(b)(c)(d)
                                      -------------     ----------  -------------  -------------  -------------  -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING
  OF PERIOD .........................      $ 10.20        $  9.48        $ 10.24        $ 10.08        $  9.72        $  9.94
INCOME FROM INVESTMENT
  OPERATIONS:
Net Investment Income ...............         0.21           0.45           0.42           0.43           0.42           0.45
Net Gain (Loss) on Securities
  (realized and unrealized) .........        (0.05)          0.72          (0.76)          0.17           0.36          (0.21)
                                           -------        -------        -------        -------        -------        -------
Total from Investment Operations ....         0.16           1.17          (0.34)          0.60           0.78           0.24
LESS DISTRIBUTIONS
Dividends (from Net Investment
  Income) ...........................        (0.21)         (0.45)         (0.42)         (0.44)         (0.42)         (0.46)
Distributions (from Realized Gains) .           --             --             --             --             --             --
                                           -------        -------        -------        -------        -------        -------
  Total Distributions ...............        (0.21)         (0.45)         (0.42)         (0.44)         (0.42)         (0.46)
                                           -------        -------        -------        -------        -------        -------
NET ASSET VALUE END OF PERIOD .......      $ 10.15        $ 10.20        $  9.48        $ 10.24        $ 10.08        $  9.72
                                           =======        =======        =======        =======        =======        =======
TOTAL RETURN (a) ....................          1.6%          12.7%          (3.5%)          6.1%           8.3%           2.5%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period
  (thousands) .......................      $17,338        $16,679        $17,630        $19,012        $21,953        $23,304
Ratio of Expenses to Average
  Net Assets ........................         1.00%          1.00%          1.01%          0.82%          0.82%          0.78%
Ratio of Net Investment Income
  (Loss) to Average Net Assets ......         4.30%          4.60%          4.19%          4.23%          4.29%          4.67%
Portfolio Turnover Rate .............           53%            52%           108%            94%            48%            54%

--------------------------------------------------------------------------------
SECURITY MUNICIPAL BOND FUND (CLASS B)

                                                                   FISCAL YEARS ENDED DECEMBER 31
                                      ----------------------------------------------------------------------------------------
                                      2001(b)(c)(j)     2000(b)(c)  1999(b)(c)(d)  1998(b)(c)(d)  1997(b)(c)(d)  1996(b)(c)(d)
                                      -------------     ----------  -------------  -------------  -------------  -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING
  OF PERIOD .........................      $ 10.22        $  9.50        $ 10.26        $ 10.08        $  9.73        $  9.95
INCOME FROM INVESTMENT
  OPERATIONS:
Net Investment Income ...............         0.18           0.38           0.34           0.31           0.29           0.33
Net Gain (Loss) on Securities
  (realized and unrealized) .........        (0.05)          0.71          (0.76)          0.17           0.37          (0.21)
                                           -------        -------        -------        -------        -------        -------
Total from Investment Operations ....         0.13           1.09          (0.42)          0.48           0.66           0.12

LESS DISTRIBUTIONS
Dividends (from Net Investment
  Income) ...........................        (0.18)         (0.37)         (0.34)         (0.30)         (0.31)         (0.34)
Distributions (from Realized Gains) .           --             --             --             --             --             --
                                           -------        -------        -------        -------        -------        -------
  Total Distributions ...............        (0.18)         (0.37)         (0.34)         (0.30)         (0.31)         (0.34)
                                           -------        -------        -------        -------        -------        -------
NET ASSET VALUE END OF PERIOD .......      $ 10.17        $ 10.22        $  9.50        $ 10.26        $ 10.08        $  9.73
                                           =======        =======        =======        =======        =======        =======
TOTAL RETURN (a) ....................          1.3%          11.8%          (4.2%)          4.8%           6.9%           1.2%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period
  (thousands) .......................      $ 1,567        $ 1,605        $ 1,661        $ 1,367        $ 2,344        $ 1,510
Ratio of Expenses to Average
  Net Assets ........................         1.76%          1.75%          1.76%          2.01%          2.00%          2.01%
Ratio of Net Investment Income
  (Loss) to Average Net Assets ......         3.54%          3.85%          3.45%          3.04%          3.11%          3.44%
Portfolio Turnover Rate .............           53%            52%           108%            94%            48%            54%

                             SEE ACCOMPANYING NOTES.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

DIVERSIFIED INCOME SERIES (CLASS A)

                                                                   FISCAL YEARS ENDED DECEMBER 31
                                      -------------------------------------------------------------------------------------------
                                      2001(b)(c)(j)  2000(b)(c)(f)  1999(b)(c)(h)  1998(b)(c)(h)  1997(b)(c)(h)  1996(b)(c)(d)(h)
                                      -------------  -------------  -------------  -------------  -------------  ----------------
PER SHARE DATA
NET ASSET VALUE BEGINNING
  OF PERIOD .........................      $  4.66        $  4.52        $  4.96        $  4.81        $  4.71        $  4.97
INCOME FROM INVESTMENT
  OPERATIONS:
Net Investment Income ...............         0.13           0.28           0.26           0.27           0.32           0.31
Net Gain (Loss) on Securities
  (realized & unrealized) ...........         0.01           0.14          (0.44)          0.16           0.10          (0.26)
                                           -------        -------        -------        -------        -------        -------
Total from Investment Operations ....         0.14           0.42          (0.18)          0.43           0.42           0.05
LESS DISTRIBUTIONS:
Dividends (from Net Investment
  Income) ...........................        (0.14)         (0.28)         (0.26)         (0.28)         (0.32)         (0.31)
Distributions (from Capital Gains) ..           --             --             --             --             --             --
                                           -------        -------        -------        -------        -------        -------
  Total Distributions ...............        (0.14)         (0.28)         (0.26)         (0.28)         (0.32)         (0.31)
                                           -------        -------        -------        -------        -------        -------
NET ASSET VALUE END OF PERIOD .......      $  4.66        $  4.66        $  4.52        $  4.96        $  4.81        $  4.71
                                           =======        =======        =======        =======        =======        =======
TOTAL RETURN (a) ....................          2.9%           9.7%          (3.6%)          9.1%           9.2%           1.3%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period
  (thousands) .......................      $62,061        $63,293        $12,723        $12,664        $ 7,652        $ 8,036
Ratio of Expenses to Average
  Net Assets ........................         0.95%          0.96%          0.87%          0.93%          0.60%          0.65%
Ratio of Net Investment Income to
   Average Net Assets ...............         5.50%          6.18%          5.58%          5.62%          6.10%          6.44%
Portfolio Turnover Rate .............           33%            71%            65%            78%            39%            75%

--------------------------------------------------------------------------------
DIVERSIFIED INCOME SERIES (CLASS B)

                                                                   FISCAL YEARS ENDED DECEMBER 31
                                      -------------------------------------------------------------------------------------------
                                      2001(b)(c)(j)  2000(b)(c)(f)  1999(b)(c)(h)  1998(b)(c)(h)  1997(b)(c)(h)  1996(b)(c)(d)(h)
                                      -------------  -------------  -------------  -------------  -------------  ----------------
PER SHARE DATA
NET ASSET VALUE BEGINNING
  OF PERIOD .........................      $  4.65        $  4.51        $  4.95        $  4.80        $  4.71        $  4.97
INCOME FROM INVESTMENT
  OPERATIONS:
Net Investment Income ...............         0.11           0.23           0.22           0.22           0.26           0.25
Net Gain (Loss) on Securities
  (realized & unrealized) ...........         0.01           0.16          (0.44)          0.16           0.10          (0.25)
                                           -------        -------        -------        -------        -------        -------
Total from Investment Operations ....         0.12           0.39          (0.22)          0.38           0.36          (0.00)
LESS DISTRIBUTIONS:
Dividends (from Net Investment
  Income) ...........................        (0.13)         (0.25)         (0.22)         (0.23)         (0.27)         (0.26)
Distributions (from Capital Gains) ..           --             --             --             --             --             --
                                           -------        -------        -------        -------        -------        -------
  Total Distributions ...............        (0.13)         (0.25)         (0.22)         (0.23)         (0.27)         (0.26)
                                           -------        -------        -------        -------        -------        -------
NET ASSET VALUE END OF PERIOD .......      $  4.64        $  4.65        $  4.51        $  4.95        $  4.80        $  4.71
                                           =======        =======        =======        =======        =======        =======
TOTAL RETURN (a) ....................          2.6%           8.9%          (4.6%)          8.0%           7.9%         (0.02%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period
  (thousands) .......................      $15,044        $13,850        $ 2,356        $ 3,668        $ 1,091        $   661
Ratio of Expenses to Average
  Net Assets ........................         1.70%          1.71%          1.85%          1.85%          1.68%          1.86%
Ratio of Net Investment Income to
  Average Net Assets ................         4.76%          5.40%          4.55%          4.66%          5.02%          5.23%
Portfolio Turnover Rate .............           33%            71%            65%            78%            39%            75%

                             SEE ACCOMPANYING NOTES.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

DIVERSIFIED INCOME SERIES (CLASS C)

                                                 FISCAL YEAR ENDED DECEMBER 31
                                                -------------------------------
                                                2001(b)(c)(j)  2000(b)(c)(f)(g)
                                                -------------  ----------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .........        $  4.65          $  4.42
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .......................           0.10             0.21
Net Gain (Loss) on Securities
  (realized & unrealized) ...................           0.02             0.19
                                                     -------          -------
Total from Investment Operations ............           0.12             0.40
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ......          (0.13)           (0.17)
Distributions (from Capital Gains) ..........             --               --
                                                     -------          -------
  Total Distributions .......................          (0.13)           (0.17)
                                                     -------          -------
NET ASSET VALUE END OF PERIOD ...............        $  4.64          $  4.65
                                                     =======          =======
TOTAL RETURN (a) ............................            2.6%             7.9%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ........        $ 1,007          $   442
Ratio of Expenses to Average Net Assets .....           1.70%            1.67%
Ratio of Net Investment Income to Average
  Net Assets ................................           4.89%            5.32%
Portfolio Turnover Rate .....................             33%              40%

--------------------------------------------------------------------------------
DIVERSIFIED INCOME SERIES (CLASS S)

                                           FISCAL YEAR ENDED DECEMBER 31
                                           -----------------------------
                                                   2001(b)(c)(i)
                                                   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .........        $  4.69
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .......................           0.10
Net Gain (Loss) on Securities
  (realized & unrealized) ...................          (0.03)
                                                     -------
Total from Investment Operations ............           0.07
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ......          (0.09)
Distributions (from Capital Gains) ..........             --
                                                     -------
Total Distributions .........................          (0.09)
                                                     -------
NET ASSET VALUE END OF PERIOD ...............        $  4.67
                                                     =======
TOTAL RETURN (a) ............................            0.6%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ........        $     1
Ratio of Expenses to Average Net Assets .....           1.02%
Ratio of Net Investment Income to Average
  Net Assets ................................           6.11%
Portfolio Turnover Rate .....................             46%

                             SEE ACCOMPANYING NOTES.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

HIGH YIELD BOND SERIES (CLASS A)

                                                                      FISCAL YEARS ENDED DECEMBER 31
                                           ------------------------------------------------------------------------------------
                                           2001(b)(c)(j)    2000(b)(c)    1999(b)(c)    1998(b)(c)    1997(b)(c)  1996(b)(c)(e)
                                           -------------    ----------    ----------    ----------    ----------  -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .......     $ 12.14       $ 13.65       $ 15.05       $ 15.71       $ 15.32       $ 15.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .....................        0.57          1.10          1.25          1.22          1.25          0.45
Net Gain (Loss) on Securities
  (realized & unrealized) ... .............       (0.25)        (1.50)        (1.32)        (0.47)         0.60          0.32
                                                -------       -------       -------       -------       -------       -------
Total from Investment Operations ..........        0.32         (0.40)        (0.07)         0.75          1.85          0.77
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ....       (0.57)        (1.11)        (1.18)        (1.22)        (1.25)        (0.45)
Distributions (from Realized Gains) .......          --            --         (0.15)        (0.19)        (0.21)           --
                                                -------       -------       -------       -------       -------       -------
  Total Distributions ...... ..............       (0.57)        (1.11)        (1.33)        (1.41)        (1.46)        (0.45)
                                                -------       -------       -------       -------       -------       -------
NET ASSET VALUE END OF PERIOD .............     $ 11.89       $ 12.14       $ 13.65       $ 15.05       $ 15.71       $ 15.32
                                                =======       =======       =======       =======       =======       =======
TOTAL RETURN (a) ..........................         2.6%         (3.0%)        (0.5%)         5.0%         12.6%          5.2%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ......     $ 6,131       $ 6,612       $ 6,328       $ 5,781       $ 5,179       $ 2,780
Ratio of Expenses to Average Net Assets ...        0.77%         0.79%         0.72%         0.76%         0.87%         1.54%
Ratio of Net Investment Income
  to Average Net Assets ..... .............        9.34%         8.62%         8.17%         7.96%         8.14%         7.47%
Portfolio Turnover Rate ...................          77%           28%           36%          103%           87%          168%

--------------------------------------------------------------------------------
HIGH YIELD SERIES (CLASS B)

                                                                       FISCAL YEARS ENDED DECEMBER 31
                                           ------------------------------------------------------------------------------------
                                           2001(b)(c)(j)    2000(b)(c)    1999(b)(c)    1998(b)(c)    1997(b)(c)  1996(b)(c)(e)
                                           -------------    ----------    ----------    ----------    ----------  -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .......     $ 12.11       $ 13.62       $ 15.02       $ 15.68       $ 15.32       $ 15.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .....................        0.52          1.00          1.06          1.10          1.10          0.41
Net Gain (Loss) on Securities
   (realized & unrealized) ................       (0.24)        (1.50)        (1.25)        (0.47)         0.59          0.32
                                                -------       -------       -------       -------       -------       -------
Total from Investment Operations ..........        0.28         (0.50)        (0.19)         0.63          1.69          0.73
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ....       (0.53)        (1.01)        (1.06)        (1.10)        (1.12)        (0.41)
Distributions (from Realized Gains) .......          --            --         (0.15)        (0.19)        (0.21)           --
                                                -------       -------       -------       -------       -------       -------
   Total Distributions ....................       (0.53)        (1.01)        (1.21)        (1.29)        (1.33)        (0.41)
                                                -------       -------       -------       -------       -------       -------
NET ASSET VALUE END OF PERIOD .............     $ 11.86       $ 12.11       $ 13.62       $ 15.02       $ 15.68       $ 15.32
                                                =======       =======       =======       =======       =======       =======
TOTAL RETURN (a) ..........................         2.2%         (3.8%)        (1.3%)         4.2%         11.5%          4.9%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ......     $ 4,152       $ 3,914       $ 4,469       $ 4,236       $ 4,432       $ 2,719
Ratio of Expenses to Average Net Assets ...        1.60%         1.51%         1.53%         1.53%         1.80%         2.26%
Ratio of Net Investment Income
   to Average Net Assets ..................        8.53%         7.77%         7.35%         7.17%         7.21%         6.74%
Portfolio Turnover Rate ...................          77%           28%           36%          103%           87%          168%

                             SEE ACCOMPANYING NOTES.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

HIGH YIELD SERIES (CLASS C)

                                              FISCAL YEARS ENDED DECEMBER 31
                                              ------------------------------
                                               2001(b)(c)(j)   2000(b)(c)(g)
                                               -------------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..........      $ 12.16        $ 12.90
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ........................         0.48           0.62
Net Gain (Loss) on Securities
  (realized & unrealized) ....................        (0.21)         (0.69)
                                                    -------        -------
Total from Investment Operations .............         0.27          (0.07)
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .......        (0.52)         (0.67)
Distributions (from Capital Gains) ...........           --             --
                                                    -------        -------
Total Distributions ..........................        (0.52)         (0.67)
                                                    -------        -------
NET ASSET VALUE END OF PERIOD ................      $ 11.91        $ 12.16
                                                    =======        =======
TOTAL RETURN (a) .............................          2.2%          (1.2%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .........      $   121        $    50
Ratio of Expenses to Average Net Assets ......         1.54%          1.58%
Ratio of Net Investment Income to Average
  Net Assets .................................         8.70%          8.05%
Portfolio Turnover Rate ......................           77%            39%

                             SEE ACCOMPANYING NOTES.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY CASH FUND

                                                                        FISCAL YEARS ENDED DECEMBER 31
                                              ---------------------------------------------------------------------------------
                                              2001(c)(j)       2000(c)       1999(c)    1998(c)(d)    1997(c)(d)  1996(b)(c)(d)
                                              ----------       -------       -------    ----------    ----------  -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .......     $  1.00       $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .....................        0.02          0.05          0.04          0.05          0.05          0.05
Net Gain (Loss) on Securities
  (realized & unrealized) .................          --            --            --            --            --            --
                                                -------       -------       -------       -------       -------       -------
Total from Investment Operations ..........        0.02          0.05          0.04          0.05          0.05          0.05
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ....       (0.02)        (0.05)        (0.04)        (0.05)        (0.05)
                                                                                                                        (0.05)
Distributions (from Realized Gains) .......          --            --            --            --            --            --
                                                -------       -------       -------       -------       -------       -------
   Total Distributions ....................       (0.02)        (0.05)        (0.04)        (0.05)        (0.05)        (0.05)
                                                -------       -------       -------       -------       -------       -------
NET ASSET VALUE END OF PERIOD .............     $  1.00       $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
                                                =======       =======       =======       =======       =======       =======
TOTAL RETURN (a) ..........................         2.1%          5.6%          4.4%          4.7%          4.9%          4.6%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ......     $56,853       $62,472       $53,137       $61,828       $57,441       $45,331
Ratio of Expenses to Average Net Assets ...        1.00%         0.98%         0.86%         0.89%         0.90%         1.01%
Ratio of Net Investment Income
  to Average Net Assets ...................        4.20%         5.48%         4.30%         4.60%         4.80%         4.47%

(a) Total return information does not take into account any charges paid at time of purchase or contingent deferred sales charges paid at time of redemption.
(b) Fund expenses were reduced by reimbursement from the Investment Manager. Expense ratios absent such reimbursements would have been as follows:

                                                  2001          2000          1999          1998          1997        1996
                                                  ----          -----         -----         -----         -----       -----
    Municipal Bond Fund           Class A         1.13%         1.16%         1.14%         0.82%         0.83%        0.78%
                                  Class B         1.88%         1.96%         2.19%         2.18%         2.00%        2.19%
    Diversified Income Series     Class A         1.03%         1.19%         1.37%         1.43%         1.06%        1.17%
                                  Class B         1.79%         2.02%         2.36%         3.03%         2.14%        3.26%
                                  Class C         1.79%         1.84%           --            --            --           --
                                  Class S         1.02%           --            --            --            --           --
    High Yield Series             Class A         1.37%         1.39%         1.32%         1.36%         1.44%        2.11%
                                  Class B         2.20%         1.84%         2.13%         2.13%         2.37%        2.83%
                                  Class C         2.14%         2.02%           --            --            --           --
    Cash Fund                                       --            --            --            --            --         1.01%

(c) Net investment income was computed using the average month-end shares outstanding throughout the period.
(d) Expense ratios, including reimbursements, were calculated without the reduction for custodian fees earning credits. Expense ratios with such reductions would have been as follows:

                                                  1999          1998          1997          1996
                                                  -----         -----         -----         -----
    Municipal Bond Fund           Class A         1.00%         0.82%         0.83%         0.77%
                                  Class B         1.75%         2.00%         2.00%         2.00%
    Diversified Income Series     Class A          --            --            --           0.64%
                                  Class B          --            --            --           1.85%
                                  Class C          --            --            --            --
    Cash Fund                                      --           0.89%         1.00%         1.00%

(e) Security High Yield Series was initially capitalized on August 15, 1996, with a net asset value of $15 per share. Percentage amounts for the period have been annualized, except for total return.
(f) Portfolio turnover calculation excludes the portfolio investments in the Limited Maturity Series and Corporate Bond Series prior to merger.
(g) Class C shares were initially offered for sale on May 1, 2000 for Security High Yield Series and Diversified Income Series. Percentage amounts for the period, except for total return, have been annualized.
(h) The financial highlights for the Diversified Income Series as set forth herein exclude the historical financial highlights of the Corporate Bond Series and Limited Maturity Bond Series Class A and B shares. The assets of the Corporate Bond Series and Limited Maturity Bond Series were acquired by the Diversified Income Series on April 30, 2000.
(i) Class "S" shares were initially offered for sale on February 1, 2001. Percentage amounts for the period, except total return, have been annualized. The figures are unaudited.
(j) Unaudited figures for the six months ended June 30, 2001. Percentage amounts for the period, except total return, have been annualized.

                             SEE ACCOMPANYING NOTES.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
JUNE 30, 2001

1. SIGNIFICANT ACCOUNTING POLICIES
   Security Income Fund, Security Municipal Bond Fund and Security Cash Fund (the Funds) are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The shares of Security Income Fund are currently issued in multiple series, with each series, in effect, representing a separate fund. The Security Income Fund and Security Municipal Bond Fund are required to account for each series separately and to allocate general expenses to each series based on the net asset value of each series. Class A shares are sold with a sales charge at the time of purchase. Class A shares generally are not subject to a sales charge when they are redeemed, except that purchases of Class A shares of $1 million or more sold without a front-end sales charge are subject to a contingent deferred sales charge if redeemed within one year of purchase. Class B and Class C shares are offered without a front-end sales charge but incur additional class-specific expenses. Redemptions of the shares within five years of acquisition for Class B and within one year of acquisition for Class C incur a contingent deferred sales charge. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.
   A. SECURITY VALUATION - Valuations of Security Income and Security Municipal Bond Funds' securities are supplied by pricing services approved by the Board of Directors. Securities listed or traded on a national securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. Securities for which market quotations are not readily available are valued by a pricing service considering securities with similar yields, quality, type of issue, coupon, duration and rating. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Funds' investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. The Funds' officers, under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing service.
   Security Cash Fund, by approval of the Board of Directors, utilizes the amortized cost method for valuing portfolio securities, whereby all investments are valued by reference to their acquisition cost as adjusted for amortization of premium or accretion of discount.
   B. OPTIONS - Diversified Income Series and the High Yield Series may purchase put and call options and write such options on a covered basis on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the holder the right to purchase or sell, respectively (and the writer of the obligation to sell or purchase), a security at a specified price, until a certain date. The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by the Series and the price of the option, the possibility of an illiquid market, and the inability of the counter-party to meet the terms of the contract.
   The premium received for a written option is recorded as an asset, with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.
   C. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis.Interest income is recognized on the accrual basis.
   In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and discounts on fixed income securities. The Funds, except for Security Municipal Bond Fund, prior to January 1, 2001 did not amortize premiums on fixed income securities. Upon adoption January 1, 2001, the Funds recorded a cumulative effect adjustment to reflect the amortization of premiums. The adjustment reduced net investment income and increased unrealized appreciation on securities for each series affected and therefore does not impact total net assets. The impact of this accounting change was immaterial.
   D. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.
   E. TAXES - The Funds complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.
   F. EARNINGS CREDITS - Under the fee schedule with the custodian, the Funds earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the statement of operations do not reflect the reduction in expense from the related earnings credits.
   G. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

--------------------------------------------------------------------------------
JUNE 30, 2001

Actual results could differ from those estimates.
2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
   Management fees are payable to Security Management Company, LLC (SMC) under investment advisory contracts at an annual rate of .50% of the average daily net assets of Security Municipal Bond Fund and Security Cash Fund; .35% of the average daily net assets for Diversified Income Series and .60% of the average daily net assets of the High Yield Series. SMC pays Salomon Brothers Asset Management, Inc. an annual fee equal to .22% of the average daily net assets of Security Municipal Bond Fund for management services provided to the fund. The investment advisory contract for Security Income Fund provides that the total annual expenses of each series of the fund (including management fees and custodian fees net of earnings credits, but excluding interest, taxes, brokerage commissions, extraordinary expenses and distribution fees paid under the Class B and Class C distribution plans) will not exceed the level of expenses which Security Income Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are qualified for sale. For the period ended June 30, 2001, SMC agreed to limit the total expenses of Diversified Income Series to an annual rate of .95% of the average daily net asset value of Class A shares and 1.70% of Class B shares, Class C shares and Class S shares. SMC also agreed to limit the total expenses of the High Yield Series to 2.00% for Class A shares and 2.75% for Class B and Class C shares. The investment advisory contract for Security Municipal Bond Fund provides that the total annual expenses of the fund, exclusive of interest, taxes, Rule 12b-1 fees, brokerage fees and commissions and extraordinary expenses, will not exceed an amount equal to an annual rate of 1.00% of the average net assets of the Fund as calculated on a daily basis. The investment advisory contract for Security Cash Fund provides that the total annual expenses of the Fund, exclusive of interest, taxes, brokerage fees and commissions and extraordinary expenses, will not exceed an amount equal to an annual rate of 1.00% of the average net assets of the Fund as calculated on a daily basis.
   The Funds have entered into contracts with SMC for transfer agent services and certain other administrative services which SMC provides to the Funds. SMC is paid an annual fixed charge per account and shareholder and dividend transaction fees.
   As the administrative agent for the Funds, SMC performs administrative functions, such as regulatory filings, bookkeeping, accounting and pricing functions for the Funds. For this service SMC receives on an annual basis, a fee of .90% of the average daily net assets of Diversified Income Series, High Yield Series, and Security Municipal Bond Fund and .045% of the average daily net assets of Security Cash Fund calculated daily and payable monthly.
   Security Income and Security Municipal Bond Funds have adopted distribution plans related to the offering of Class B shares and Security Income Fund has adopted a distribution plan relating to the Offering of Class C shares, each such distribution plan has been adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940. The plans provide for payments at an annual rate of 1.00% of the average daily net assets of Class B and Class C shares. Class A shares of Security Income Fund and Security Municipal Bond Fund incur 12b-1 distribution fees at an annual rate of .25% of the average daily net assets of each series.
   Security Distributors, Inc. (SDl), a wholly-owned subsidiary of Security Benefit Group, Inc., a financial services holding company, is national distributor for Security Income and Security Municipal Bond Funds. SDI receives net underwriting commissions on sales of Class A shares and contingent deferred sales charges (CDSC) on redemptions occurring within 5 years of the date of purchase of Class B shares, and within one year of the date of purchase of Class C shares, after allowances to brokers and dealers. Net amounts paid to SDI and the unaffiliated broker/dealers for the period ended June 30, 2001 are presented below:

                                  MUNICIPAL     DIVERSIFIED     HIGH YIELD
                                  BOND FUND    INCOME SERIES      SERIES
                                  ---------    -------------    ----------
SDI underwriting (Class A)           $91             $84           $30
CDSC (Class A)                        $5            $780            $0
CDSC (Class B)                        $0          $7,360        $3,647
CDSC (Class C)                       N/A             $32            $0
Broker/Dealer (Class A)          $10,978         $18,720        $3,543
Broker/Dealer (Class B)             $481         $14,372        $3,866
Broker/Dealer (Class C)              N/A            $809          $399

3. FEDERAL INCOME TAX MATTERS
   Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to treatment of interest accrued on defaulted bonds. To the extent these differences are permanent differences are made to the appropriate equity accounts in the period that the difference arises.
   The amounts of unrealized appreciation (depreciation) for federal income tax purposes as of June 30, 2001, were as follows:

                                  MUNICIPAL     DIVERSIFIED     HIGH YIELD
                                  BOND FUND    INCOME SERIES      SERIES
                                  ---------    -------------   -----------
Gross unrealized appreciation      $842,761     $1,628,345        $181,830
Gross unrealized depreciation      (101,071)      (630,610)     (2,327,948)
                                  ---------     ----------     -----------
Net unrealized appreciation
  (depreciation)                   $741,690     $  997,735     ($2,146,118)
                                  =========     ==========     ===========

--------------------------------------------------------------------------------
JUNE 30, 2001

3. FEDERAL INCOME TAX MATTERS (CONTINUED)
   At June 30, 2001, the following funds had accumulated net realized capital loss carryovers as shown:

                                    CAPITAL LOSS     EXPIRATION
                                      CARRYOVER         YEAR
                                      ---------         ----
SECURITY INCOME FUND:
DIVERSIFIED INCOME SERIES           $10,688,953         2002
                                      1,372,161         2004
                                        816,702         2005
                                      2,920,624         2007
                                      1,718,812         2008
                                    -----------
                                    $17,517,252
                                    ===========

HIGH YIELD SERIES                      $373,694         2008

SECURITY MUNICIPAL BOND FUND           $831,624         2002
                                         58,165         2007
                                    -----------
                                       $889,789
                                    ===========

4. INVESTMENT TRANSACTIONS

   Investment transactions for the period ended June 30, 2001, (excluding overnight investments and short-term debt securities) were as follows:

                                  MUNICIPAL     DIVERSIFIED     HIGH YIELD
                                  BOND FUND    INCOME SERIES      SERIES
                                  ---------    -------------   -----------

Purchases                        $5,390,722     $14,967,036     $4,545,951
Proceeds from sales              $4,657,135     $12,318,227     $3,999,993


5. CAPITAL SHARE TRANSACTIONS
   The Funds are authorized to issue unlimited number of shares in an unlimited number of classes. Transactions in the capital shares of the Funds were as follows:

                                                                                                                2001         2001
                              2001         2001         2001         2001         2001           2001        INCREASE/    INCREASE/
                             SHARES       AMOUNT       SHARES       AMOUNT       SHARES         AMOUNT       DECREASE     DECREASE
                              SOLD         SOLD      REINVESTED   REINVESTED    REDEEMED       REDEEMED       SHARES       AMOUNT
                          -----------  ------------  ----------  -----------  ------------   -------------  ----------  -----------
MUNICIPAL BOND FUND
   Class A Shares .......     533,273  $  5,466,959      22,367  $   227,282      (482,319)  ($  4,937,139)     73,321  $   757,102
   Class B Shares .......       1,425        14,686       1,224       12,459        (5,494)        (56,306)     (2,845)     (29,161)
                          -----------  ------------  ----------  -----------  ------------   -------------  ----------  -----------
      Total .............     534,698  $  5,481,645      23,591  $   239,741      (487,813)  ($  4,993,445)     70,476  $   727,941

DIVERSIFIED INCOME SERIES
   Class A Shares .......   1,496,261  $  7,040,318     302,147  $ 1,414,469    (2,055,340)  ($  9,649,243)   (256,932) ($1,194,456)
   Class B Shares .......     936,096     4,408,362      82,337      383,592      (752,139)     (3,511,192)    266,294    1,280,762
   Class C Shares .......     129,940       607,984       3,964       18,456       (11,812)        (55,210)    122,092      571,230
   Class S Shares .......         138           644           1            7            --              --         139          651
                          -----------  ------------  ----------  -----------  ------------   -------------  ----------  -----------
      Total .............   2,562,435  $ 12,057,308     388,449  $ 1,816,524    (2,819,291)  ($ 13,215,645)    131,593  $   658,187

HIGH YIELD BOND SERIES
   Class A Shares .......     107,669  $  1,342,225      25,194  $   310,130      (161,793)  ($  1,986,366)    (28,930) ($  334,011)
   Class B Shares .......      69,928       883,732      14,620      179,446       (57,409)       (707,332)     27,139      355,846
   Class C Shares .......       6,813        84,757         276        3,386        (1,067)        (13,144)      6,022       74,999
                          -----------  ------------  ----------  -----------  ------------   -------------  ----------  -----------
      Total .............     184,410  $  2,310,714      40,090      492,962      (220,269)  ($  2,706,842)      4,231  $    96,834

CASH FUND ...............  75,698,435  $ 75,698,435   1,258,302  $ 1,258,302   (82,575,401)  ($ 82,575,401) (5,618,664) ($5,618,664)

                                                                                                               2000         2000
                              2000         2000         2000         2000         2000           2000        INCREASE/    INCREASE/
                             SHARES       AMOUNT       SHARES       AMOUNT       SHARES         AMOUNT       DECREASE     DECREASE
                              SOLD         SOLD      REINVESTED   REINVESTED    REDEEMED       REDEEMED       SHARES       AMOUNT
                          -----------  ------------  ----------  -----------  ------------   -------------  ----------  -----------
MUNICIPAL BOND FUND
   Class A Shares .......      75,595  $    747,707      47,238  $   458,301      (347,136)  ($  3,372,232)   (224,303) ($2,166,224)
   Class B Shares .......       2,296        22,581       2,669       25,995       (22,774)       (217,255)    (17,809)    (168,679)
                          -----------  ------------  ----------  -----------  ------------   -------------  ----------  -----------
      Total .............      77,891  $    770,288      49,907  $   484,296      (369,910)  ($  3,589,487)   (242,112) ($2,334,903)

DIVERSIFIED INCOME SERIES
   Class A Shares .......   4,690,429  $ 21,288,951     468,279  $ 2,124,006    (5,027,271)  ($ 22,833,753)    131,437  $   579,204
   Class B Shares .......   2,086,063     9,429,545      94,039      426,189      (756,125)     (3,416,150)  1,423,977    6,439,584
   Class C Shares .......     117,095       533,686       1,605        7,329       (23,645)       (109,084)     95,055      431,931
                          -----------  ------------  ----------  -----------  ------------   -------------  ----------  -----------
      Total .............   6,893,587  $ 31,252,182     563,923  $ 2,557,524    (5,807,041)  ($ 26,358,987)  1,650,469  $ 7,450,719

HIGH YIELD BOND SERIES
   Class A Shares .......     122,899  $  1,597,875      41,266  $   527,499       (83,225)  ($  1,073,214)     80,940  $ 1,052,160
   Class B Shares .......      40,221       527,246      24,500      312,606       (69,781)       (910,233)     (5,060)     (70,381)
   Class C Shares .......       4,000        51,014         122        1,521            (1)             (7)      4,121       52,528
                          -----------  ------------  ----------  -----------  ------------   -------------  ----------  -----------
      Total .............     167,120  $  2,176,135      65,888  $   841,626      (153,007)  ($  1,983,454)     80,001  $ 1,034,307

CASH FUND ............... 202,192,238  $202,192,238   2,982,375  $ 2,982,375  (195,839,407)  ($195,839,407)  9,335,206  $ 9,335,206

--------------------------------------------------------------------------------
JUNE 30, 2001

6. ACQUISITION OF SECURITY INCOME FUND -- CORPORATE BOND SERIES AND SECURITY INCOME FUND -- LIMITED MATURITY BOND SERIES
   Pursuant to a plan of reorganization approved by Security Income Fund Corporate Bond Series and Security Income Fund Limited Maturity Bond Series shareholders, Security Income Fund Diversified Income Series (formerly U.S. Government Series) acquired all the net assets of Corporate Bond Series and Limited Maturity Bond Series, which totalled $52,212,345 on the closing date of the reorganization, April 30, 2000. Includes 9,416,879 and 1,205,168 shares issued in exchange for Corporate Bond Series' and Limited Maturity Series' shares Class A shares, respectively and 749,773 and 281,591 shares issued in exchange for Corporate Bond Series' and Limited Maturity Series' Class B shares, respectively. In exchange for the assets of Corporate Bond Series and Limited Maturity Bond Series, 11,653,411 shares of Diversified Income were distributed pro rata to Corporate Bond and Limited Maturity Bond shareholders of record as of immediately after the closing date. Includes $42,200,581 and $5,399,808 received in exchange for Corporate Bond Series' and Limited Maturity Series' assets for Class A shares, respectively and $3,353,369 and $1,258,587 received in exchange for Corporate Bond Series' and Limited Maturity Series' assets for Class B shares, respectively. This exchange qualified as a tax-free reorganization under Section 368(a)(1)(Cx) of the Internal Revenue Code. Corporate Bond's net assets included $2,353,525 of unrealized depreciation, $2,609 of accumulated net investment loss and $14,299,309 of accumulated realized loss on sale of investments. Limited Maturity's net assets included $346,583 of unrealized depreciation, $194 of accumulated net investment loss and $204,393 of accumulated loss of sale of investments. The aggregate net assets of Diversified Income Series immediately before the acquisition totalled $20,367,555. Following the acquisition, the combined net assets of Diversified Income Series totalled, $72,579,900.

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                                       35
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                                       36
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                                       37

THE SECURITY GROUP OF               SECURITY FUNDS
MUTUAL FUNDS                        OFFICERS AND DIRECTORS

Security Growth and Income Fund     DIRECTORS
Security Equity Fund
  * Equity Series                   Donald A. Chubb, Jr.
  * Global Series                   John D. Cleland
  * Total Return Series             Penny A. Lumpkin
  * Social Awareness Series         Mark L. Morris, Jr., D.V.M.
  * Mid Cap Value Series            Maynard F. Oliverius
  * Small Cap Growth Series         James R. Schmank
  * Enhanced Index Series
  * International Series            OFFICERS
  * Select 25 Series
  * Large Cap Growth Series         John D. Cleland, CHAIRMAN OF THE BOARD
  * Technology Series               James R. Schmank, PRESIDENT
Security Ultra Fund                 Terry A. Milberger, VICE PRESIDENT
Security Income Fund                Cindy L. Shields, VICE PRESIDENT
  * Diversified Income Series       Steven M. Bowser, VICE PRESIDENT
  * High Yield Series               James P. Schier, VICE PRESIDENT
  * Capital Preservation Series     Thomas A. Swank, VICE PRESIDENT
Security Municipal Bond Fund        Mark E. Young, VICE PRESIDENT
Security Cash Fund                  David Toussaint, VICE PRESIDENT
                                    Amy J. Lee, SECRETARY
                                    Christopher D. Swickard, ASSISTANT SECRETARY
                                    Brenda M. Harwood, TREASURER
                                    Jana R. Selley, COMPLIANCE OFFICER

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.



[LOGO] SECURITY DISTRIBUTORS, INC.                            PRESORTED STANDARD
                                                              U.S. POSTAGE PAID
700 SW Harrison St.                                            MINNEAPOLIS, MN
Topeka, KS 66636-0001                                          PERMIT NO. 4656


SDI 609A (R6-01)                                                     46-06091-01